UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

EMCOR GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EMCOR GROUP, INC.
301 Merritt Seven
Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING

To the Stockholders of EMCOR Group, Inc.:
The Annual Meeting of Stockholders of EMCOR Group, Inc. will be held in the Board Room, 301 Merritt Seven, 6th Floor, Norwalk, Connecticut on June 11, 2020 at 10:00 A.M. (local time) and simultaneously at www.virtualshareholdermeeting.com/EME2020 for the following purposes:
1.
To elect the nine directors identified in this Proxy Statement to serve until the next Annual Meeting or until their successors are duly elected and qualified.

2.
To consider a non-binding advisory resolution approving named executive officer compensation.

3.
To ratify the appointment of Ernst & Young LLP as our independent auditors for 2020.

4.
To approve the Amended & Restated 2010 Incentive Plan.

5.
To consider a stockholder proposal regarding action by written consent, if properly presented.

6.
To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 14, 2020 as the record date for determination of stockholders entitled to receive notice of, and to vote at (in person, by remote communication or by legally-appointed proxy), our Annual Meeting and any adjournment thereof.
The Annual Meeting will be a “hybrid” meeting with a physical location at our offices at 301 Merritt Seven, Norwalk, Connecticut and a simultaneous virtual meeting, which will be conducted via a live webcast at www.virtualshareholdermeeting.com/EME2020. You will need the 16-digit control number included with these proxy materials to fully participate in the Annual Meeting virtually via the Internet. Stockholders who attend the Annual Meeting virtually via the Internet will have the opportunity to participate fully in the meeting on an equal basis with those who attend in person. As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit stockholders to attend the Annual Meeting in person. In light of current uncertainty, we encourage stockholders to plan to attend the Annual Meeting virtually via the Internet.
Your attention is respectfully directed to the accompanying Proxy Statement.
By Order of the Board of Directors
Maxine L. Mauricio
Corporate Secretary
Norwalk, Connecticut
April 28, 2020

EMCOR GROUP, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING OF STOCKHOLDERS
What is the purpose of this Proxy Statement?
The EMCOR Board of Directors is soliciting proxies from holders of our Common Stock to vote on the matters to be considered at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in the Board Room, 301 Merritt Seven, 6th Floor, Norwalk, Connecticut on Thursday, June 11, 2020 at 10:00 A.M. (local time) and simultaneously at www.virtualshareholdermeeting.com/EME2020.
What is the Notice of Internet Availability of Proxy Materials?
We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the Securities and Exchange Commission. Accordingly, we are mailing a Notice of Internet Availability of Proxy Materials to our stockholders of record as of April 14, 2020. You can access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or you may request printed versions of our proxy materials for the Annual Meeting. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice of Internet Availability of Proxy Materials. In addition, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
The Notice of Internet Availability of Proxy Materials is a document that:
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Indicates that our Notice of 2020 Annual Meeting of Stockholders and Proxy Statement and our 2019 Annual Report are available at www.proxyvote.com;

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Provides instructions on how holders of our Common Stock may vote their shares; and

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Indicates how holders of our Common Stock may request printed copies of these materials, including the proxy card or a voting instruction form.

We will begin distributing the Notice of Internet Availability of Proxy Materials on or about April 28, 2020.
For those stockholders who have requested printed copies, we will first send or deliver copies of the proxy materials for our Annual Meeting and our 2019 Annual Report on or about April 28, 2020.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on June 11, 2020
We have sent or are sending the Notice of Internet Availability of Proxy Materials, which indicates that this Notice of 2020 Annual Meeting of Stockholders and Proxy Statement and our 2019 Annual Report will be made available at www.proxyvote.com. If you wish to receive paper or e-mail copies of any of these materials, please follow the instructions on your Notice of Internet Availability of Proxy Materials and/or www.proxyvote.com. These materials are also available on our website at www.emcorgroup.com/proxyannualreport.

What items of business will be voted on at the Annual Meeting?
At the Annual Meeting, we will:
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Vote for the election of the 9 directors identified in this Proxy Statement;

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Consider a non-binding advisory resolution approving named executive officer compensation, as described in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures of this Proxy Statement;

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Consider the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2020;

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Consider the approval of the Amended & Restated 2010 Incentive Plan; and

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Consider a stockholder proposal regarding action by written consent, if properly presented.

Who is entitled to vote at the Annual Meeting?
Holders of our Common Stock as of the record date of April 14, 2020 are entitled to notice of, and to vote at (in person, by remote communication or by legally-appointed proxy), the Annual Meeting and any postponement or adjournment of the Annual Meeting. For ten days before the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our offices located at 301 Merritt Seven, Norwalk, Connecticut and will also be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/EME2020.
How does the Board of Directors recommend holders of Common Stock vote on the business of the Annual Meeting?
The Board of Directors recommends stockholders vote their shares:
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“FOR” the election of each of the 9 director nominees identified in this Proxy Statement;

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“FOR” the adoption of the advisory resolution approving named executive officer compensation;

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“FOR” the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2020;

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“FOR” the approval of the Amended & Restated 2010 Incentive Plan; and

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“AGAINST” the stockholder proposal regarding action by written consent.

How many shares can vote at the Annual Meeting?
At the close of business on April 14, 2020, we had 54,846,251 shares of Common Stock outstanding, and each of those shares is entitled to one vote.
How many shares must be present or represented at the Annual Meeting to conduct business?
Under our Amended and Restated By-Laws, which we refer to as our “By-Laws,” the holders of a majority of our shares of Common Stock outstanding on the record date, present in person, by remote communication or by proxy at the Annual Meeting, constitute a quorum to conduct business at the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum. A list of stockholders entitled to vote will be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/EME2020.
What vote is required to approve each of the items of business?
With respect to item 1, a majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee. Our Corporate Governance Guidelines contain details and procedures to be followed in the event one or more director nominees do not receive a majority of the votes cast at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve items 3, 4 and 5 above, and any other matter that may properly come before the meeting.
Because we are asking in item 2 above for a non-binding, advisory vote approving our named executive officer compensation, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders on this advisory vote, and our Board of Directors’ Compensation and Personnel Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the non-binding advisory vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.
The Board recommends a vote “FOR” election of each of the director nominees listed in this Proxy Statement, “FOR” approval of the compensation of our named executive officers, “FOR” ratification of Ernst & Young LLP as our independent auditors for 2020, “FOR” approval of the Amended and Restated 2010 Incentive Plan and “AGAINST” the stockholder proposal regarding action by written consent.
How can I vote my shares at the Annual Meeting?
Voting by Proxy
Holders of our Common Stock may submit a proxy by:
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following the instructions on the Notice of Internet Availability of Proxy Materials to vote by telephone or the Internet; or

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completing, signing, dating and returning the proxy card or voting instruction form by mail.

Anthony J. Guzzi, Maxine L. Mauricio and Mark A. Pompa (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Mr. Guzzi, Ms. Mauricio and Mr. Pompa are executive officers of the Company, and Mr. Guzzi is also a director nominee.
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The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.

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If you do not specify instructions on your signed proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of our Board of Directors on each item of business identified on page 2.

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If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.

If your shares are held in a brokerage account in your broker’s name or in the name of a bank or other nominee (this is called “street name”), please follow the voting instructions provided by your bank, broker or other nominee. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other nominee, or you can sign, date and return a voting instruction form to your bank, broker or other nominee. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee and be prepared to present photo identification to be admitted to the Annual Meeting.
Voting other than by Proxy
While we encourage voting in advance by proxy, record holders of our Common Stock also have the option of voting their shares in person or by remote communication at the Annual Meeting.
How do I attend the Annual Meeting in person? What do I need to bring?
You are entitled to attend the Annual Meeting or any adjournment or postponement of the meeting only if you were a holder of our Common Stock as of the record date of April 14, 2020 or are the legal proxy holder or qualified representative of a stockholder who held our Common Stock as of the record date. Please be prepared to present photo identification to be admitted to the Annual Meeting. If you are attending the Annual Meeting in person as a proxy or qualified representative of a stockholder, you will need to bring your legal proxy or authorization letter, in addition to photo identification.
How Do I attend the Virtual Meeting?
To participate in the Annual Meeting virtually via the Internet, you must visit www.virtualshareholdermeeting.com/EME2020. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials. Stockholders who attend the Annual Meeting virtually via Internet will have the opportunity to participate fully in the meeting on an equal basis with those who attend in person.
If you do not have your 16-digit control number and attend the meeting online, you will be able to listen to the meeting only — you will not be able to vote or submit questions during the meeting.
A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Common Stock ownership, are posted at www.virtualshareholdermeeting.com/EME2020.

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Questions regarding how to attend and participate via Internet will be answered by calling (800) 586-1548 (US) or (303) 562-9288 (International) on the day before the Annual Meeting and the day of the Annual Meeting.

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Please have your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

What if I Need Technical Assistance During the Virtual Meeting?
We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:50 A.M. (local time) and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Can I change my vote or revoke my proxy after I return my proxy card?
You may change your vote or revoke your proxy before the proxy is voted (in person or by remote communication) at the Annual Meeting by:
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sending written notice to Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT 06851;

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timely delivery of a valid later-dated proxy or a later-dated vote by telephone or on the Internet; or

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if you are a record holder, attending the Annual Meeting and voting in person or participating in the Annual Meeting virtually via the Internet and voting again.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker or other holder of record.
What effect do abstentions and broker non-votes have on the items of business?
An abstention on item 1 or item 2 identified on page 2 will have no effect on the voting results for those items. An abstention on item 3, item 4 or item 5 identified on page 2 will have the effect of a vote against that item.

Broker non-votes may occur because certain beneficial holders of our Common Stock hold their shares in “street name” through a broker or other nominee which is a member of the New York Stock Exchange. Under the rules of the New York Stock Exchange, the only item of business to be acted upon at our Annual Meeting with respect to which such broker or nominee will be permitted to exercise voting discretion is item 3, the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2020. Therefore, if a beneficial holder of our Common Stock does not give the broker or nominee specific voting instructions on items 1, 2, 4 or 5, the holder’s shares will not be voted on that item and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items of business.
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. for the receipt, validation and tabulation of the votes at the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will publish the results of the voting in a Current Report on Form 8-K within four business days of the Annual Meeting.
What is Householding?
Stockholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. We agree to deliver promptly, upon written or oral request, a set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Stockholders will continue to receive separate proxy cards. If you prefer to receive separate copies of the proxy materials, or if you are receiving multiple copies and would like to receive only one copy for your household, contact Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

COMPANY INFORMATION AND MAILING ADDRESS
We are a Delaware corporation. Our mailing address is EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT, 06851, and our telephone number is (203) 849-7800. Our website address is www.emcorgroup.com. References in this Proxy Statement to “EMCOR,” “Company,” “we,” “us” and “our” refer to EMCOR Group, Inc. and our consolidated subsidiaries, unless the context requires otherwise. Information on our website is not intended to be incorporated into this Proxy Statement.
CORPORATE GOVERNANCE
We have a long history of good corporate governance practices that has greatly aided our long-term success. Our Board of Directors, which we sometimes refer to as our “Board,” and our management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to our stockholders. Our Board and management have taken numerous steps to enhance our policies and procedures to comply with the corporate governance listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission.
Proxy Access. On December 14, 2016, following extensive deliberation, our Board adopted a proxy access by-law amendment. The Board adopted the amendment in response to the support at the Company’s 2016 Annual Meeting of Stockholders of a non-binding stockholder proposal advocating in favor of proxy access.
The amendment added to our By-Laws a “proxy access” provision that, consistent with the stockholder proposal, provides for inclusion in the Company’s proxy materials of director candidates if such candidates are nominated by stockholders owning at least 3% of our outstanding Common Stock continuously for at least three years. As provided in the stockholder proposal, the number of such director candidates may not exceed 25% of the number of directors then serving on the Board but shall not be less than two. While the stockholder proposal was silent as to an aggregation limit, the Board capped at 25 the number of stockholders who may aggregate holdings to reach the 3% threshold. In drafting the amendment, we conducted a comprehensive review of market practice among companies that had adopted proxy access provisions in their by-laws. We found that aggregation limits are extremely common, and permitting 25 stockholders to aggregate exceeds the more typical 20 stockholder limit. After considering this and discussing the limit with our stockholders as described below, the Board determined that a limit is a sensible provision and viewed 25 as the right limit for the Company as it balances the administrative burden on the Company to review and verify the stockholders’ eligibility for proxy access while assuring that our stockholders have a fair and reasonable opportunity to nominate candidates by forming groups. In addition, our Board noted that, at such time, each of our top 6 stockholders held in excess of 3% of our outstanding Common Stock and each of our top 25 stockholders held in excess of 1% of our outstanding Common Stock. Similarly concentrated ownership of our Common Stock by our top stockholders remains true today. Nominations are subject to certain eligibility, procedural, and disclosure requirements, including the requirement that the Company receive notice no earlier than 150 calendar days, and no later than 120 calendar days, prior to the anniversary of the issuance of the prior year’s proxy materials.
Following our 2016 Annual Meeting of Stockholders, we communicated with 30 stockholders representing approximately seventy percent (70%) of our outstanding Common Stock to discuss proxy access, including provisions not contemplated by the stockholder proposal. Such stockholders were generally supportive of our proxy access provision. After extensive Board deliberation over several meetings, and considering the factors described above, including feedback from stockholders, the Board adopted the proxy access provision as described above. We continue to engage with our stockholders regarding this issue and other corporate governance matters.
Corporate Governance Guidelines. Our Corporate Governance Guidelines provide the framework for our governance. The Nominating and Corporate Governance Committee of our Board, which we refer to as the “Corporate Governance Committee,” regularly reviews corporate governance developments and makes recommendations to our Board with respect to modifications to our Corporate Governance Guidelines.

Our Corporate Governance Guidelines and By-Laws address majority voting in uncontested director elections, Board leadership, a mandatory retirement age for directors, stock ownership guidelines and hedging and pledging prohibitions for our directors and named executive officers, and, with respect to our named executive officers, an incentive compensation recoupment policy, in each case as further described below:
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Majority Voting. Under our By-Laws, a majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee. Each director nominee is required to deliver to the Company an irrevocable contingent resignation in advance of the distribution of the proxy materials for an annual meeting at which the director is expected to be nominated for election. If a director nominee does not receive a majority of the votes cast in an uncontested election, our Corporate Governance Committee is to recommend whether to accept or reject that director’s resignation and/or whether to take other action. The Board is, within 90 days of the certification of the election results and after consideration of the Corporate Governance Committee’s recommendation, to make a determination whether to accept the resignation and/or take such other action as the Board determines appropriate. The Corporate Governance Committee, in making its recommendation, and the Board, in making its determination, are to evaluate the best interests of the Company and its stockholders and may consider any factors or other information they deem relevant.

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Independent Lead Director. A Lead Director is appointed when the Chairman is not independent, and a Lead Director may be appointed in other instances if the Board so determines. Our current Chairman of the Board, Mr. Anthony J. Guzzi, is not an independent director and, accordingly, on June 1, 2018, the Board elected Mr. M. Kevin McEvoy, one of our independent directors, as Lead Director. The Lead Director presides at meetings at which the Chairman is not present, including executive sessions; calls meetings of the independent directors; serves as a liaison between the Chairman and the independent directors; and performs such other duties as the Board may from time to time delegate. The Lead Director is elected annually.

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Director Retirement Policy. A director may not be nominated for re-election if the director has or will have reached age 76 when he or she would otherwise stand for election. Following an in-depth evaluation of a director’s experience and skills, this policy may be waived by the Board.

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Stock Ownership Guidelines. In an effort to further align the interests of our non-employee directors and named executive officers with our stockholders, our stock ownership guidelines require directors and our named executive officers to own and retain a significant financial stake in our Common Stock. Currently, all directors and executive officers are in compliance with such ownership requirements. Such guidelines set stock ownership targets expressed as the value of the shares of the Common Stock held by a director or named executive officer that is equivalent to three times the director annual cash retainer in effect as of October 22, 2012 (the “Effective Date”) for non-employee directors, five times the annual base salary rate as of the Effective Date for our Chief Executive Officer, and three times the annual base salary rate as of the Effective Date for each other named executive officer. A non-employee director who is first elected to the Board after the Effective Date is expected to own within five years of his/her election shares equivalent in market value to three times the director’s annual cash retainer in effect on the date of such director’s initial election to the Board. An individual who is first elected Chief Executive Officer of the Company or a named executive officer of the Company is expected to own, within five years of such officer’s initial election as such, shares equivalent in market value to five times or three times, respectively, of such officer’s annual base salary, in each case, as in effect on the date of such officer’s initial election to such position. Shares of Common Stock held by a director or named executive officer, as applicable, are valued based upon the greater of the value of a share of Common Stock on (a) the applicable measurement date, or (b) the date of the grant of such shares of Common Stock. Shares owned separately by the individual, owned jointly with or separately with an immediate family member residing in the same household, held in trust for such officer or director, or members of such officer’s or director’s immediate family, and restricted stock and restricted stock units, are counted for purposes of determining compliance with the stock ownership guidelines.
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No Hedging and No Pledging Policy. We prohibit our directors and named executive officers from participating in any hedging or monetization transactions involving Company securities. The policy also prohibits directors and named executive officers from holding any Company securities in a margin account and from pledging their Company securities as collateral for a loan.

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Executive Compensation Recoupment Policy. In December 2015, our Board adopted an Executive Compensation Recoupment Policy, which provides that if the Company is required to prepare an accounting restatement to correct an error that is material to its previously issued financial statements, then the Board is generally able to seek reimbursement from our named executive officers of incentive based compensation that was granted, earned or became vested based wholly or in part upon the attainment of a financial reporting measure during the three completed fiscal years immediately preceding the date of such accounting restatement to the extent that such incentive based compensation would have been lower had the financial reporting measure been based upon the restated financial results.

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Stockholder Right to Call Special Meetings. Our By-Laws require that the Board convene a special meeting at the request of stockholders owning at least 25% of our outstanding Common Stock. This stockholder right does not contain any material restrictions. This threshold carefully balances stockholder empowerment and protection. The Board believes that given the stock ownership concentration of our outstanding Common Stock (two of our stockholders currently hold in excess of 10% of our outstanding Common Stock), 25% is the appropriate threshold.

Independence of Directors. To assist our Board in determining the independence of each director, our Board has adopted categorical Standards for Determining Director Independence, a copy of which is attached to this Proxy Statement as Exhibit A and available on our website at www.emcorgroup.com. To be considered independent, our Board must affirmatively determine that the director has no material relationship with us. Our Board has determined that eight of our ten current directors are independent, including all members of the Audit Committee of our Board, which we refer to as the “Audit Committee,” the Compensation and Personnel Committee of our Board, which we refer to as the “Compensation Committee,” and the Corporate Governance Committee of our Board, as the term “independent” is defined by the listing standards of the New York Stock Exchange and all applicable rules and regulations of the Securities and Exchange Commission, and in the case of the Compensation Committee, for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. Our eight independent directors are: John W. Altmeyer, David A. B. Brown, Richard F. Hamm, Jr., David H. Laidley, Carol P. Lowe, M. Kevin McEvoy, Steven B. Schwarzwaelder and Robin Walker-Lee. The other directors are Anthony J. Guzzi, our Chairman, President and Chief Executive Officer, and William P. Reid, the former Chief Executive Officer of our Industrial Services segment. Messrs. Guzzi and Reid are not considered independent.
Executive Sessions of the Board. At regularly scheduled meetings of the Board, our independent directors meet without any management representatives present and with Mr. McEvoy, our independent Lead Director, presiding as Chairman.
Board Leadership Structure. Our Chairman of the Board is Mr. Anthony J. Guzzi (age 55). Mr. Guzzi was first elected to the Board on December 15, 2009, and was elected as the Chairman of the Board on June 1, 2018. He presides at meetings of the Board and at annual meetings of stockholders and sets the agenda for our Board meetings in collaboration with our independent Lead Director.
Board Committee Charters. Our Board has adopted written charters for its Audit Committee, Compensation Committee, and Corporate Governance Committee. At least annually, each committee reviews its charter and recommends any proposed changes to the Board for approval. A copy of each committee charter is available on our website at www.emcorgroup.com.
Annual Board Assessments and Succession Planning. The Board conducts a self-assessment of its performance and effectiveness as well as that of its committees on an annual basis. For 2019, each director completed a written questionnaire which solicited open-ended and candid feedback on an anonymous basis.

The collective ratings and comments were compiled, summarized and presented to the Board and its committees. During this evaluation process, the Board also conducts succession planning with respect to its own composition and that of its committees.
Management Succession Planning. Management conducts regular succession planning reviews with the Board of Directors. During these reviews, our Chief Executive Officer and the Board discuss succession plans for key positions and identify top talent for development in future leadership roles. The Board is actively engaged in this process and regularly evaluates our succession strategy and leadership pipeline for key roles. High potential leaders are given exposure and visibility to the Board when they are invited to lead Board presentations and attend informal Board events.
Standards of Conduct. Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees and those of our subsidiaries. In addition, our Board has adopted a separate Code of Ethics for our Chief Executive Officer and Senior Financial Officers which imposes additional ethical obligations upon them.
Stockholder Communications. Stockholders and other interested persons may communicate with our Board as a whole, or with one or more members of our Board (including all independent directors) individually or as a group, by writing to them c/o EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary. Such communications will be forwarded to the individuals addressed. However, the Corporate Secretary will not forward communications to the Board that advocate illegal activity, are offensive or lewd, have no relevance to the business or operations of the Company, or constitute mass mailings, solicitations or advertisements. The Corporate Secretary will determine when a communication is not to be forwarded.
Policies and Procedures for Related Party Transactions. Under our written policy regarding transactions with related parties, which policy is contained in our Corporate Governance Guidelines, we generally require that any transaction involving $60,000 or more (a “Related Party Transaction”) be approved in advance by our Board or a committee of our Board if we are, or one of our subsidiaries is, a participant in the transaction and if any of the following persons has a direct or indirect material interest in the transaction:
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an executive officer;

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a director or director nominee;

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a beneficial holder of 5% or more of our Common Stock, which we refer to as a “Significant Holder”;

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an immediate family member of an executive officer, director, director nominee or Significant Holder; or

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an entity which is owned or controlled by one of the above persons or in which one of the above persons has a substantial ownership interest.

We refer to each of the foregoing as a “Related Party.”
A member of the Board who or whose immediate family member has an interest in a Related Party Transaction may not participate in the Board approval process. The Related Party must disclose any such proposed transaction, and all material facts relating to the transaction, to the Chairman of our Audit Committee and our General Counsel, who is to communicate such information to our Board for its consideration. No such transaction is to be approved unless it is determined that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders.
However, if the transaction principally involves the provision of products and services by one of our subsidiaries in the ordinary course of its business to a Significant Holder, an immediate family member of a Significant Holder, or an entity owned or controlled by a Significant Holder or in which a Significant Holder or an immediate family member of a Significant Holder has a substantial ownership interest, the transaction does not need to be approved by the Board or a Board committee.

In order to ensure that material relationships and Related Party transactions have been identified, reviewed and disclosed in accordance with applicable policies and procedures, each director and executive officer also completes a questionnaire at the end of each fiscal year that requests confirmation that there are no material relationships or Related Party Transactions between such individual (or members of such individual’s immediate family) and the Company other than those previously disclosed to the Company. During the period from January 1, 2019 to April 6, 2020, one of our subsidiaries, Dynalectric Company, provided electrical services in the ordinary course of business and on an arms’ length basis to FLIR Systems, Inc. in the amount of $129,005.08. Carol P. Lowe, one of our directors, is an Executive Vice President and Chief Financial Officer of such company. The Board approved such transaction after determining that it was in the best interests of the Company and its stockholders.
Environmental Responsibility and Sustainability. We have adopted governance policies, and undertaken specific initiatives, to ensure that our business is conducted in compliance with applicable environmental laws and regulatory requirements and in a manner that reflects our commitment to sustainability and environmental responsibility. The Company shares the broad concerns about the risks and impacts of global climate change. While the impact of warming average temperatures on our business is difficult to predict or measure, we are proud that a number of our services and areas of expertise are important elements of various efforts to address and mitigate those risks.
Our policies and initiatives in support of sustainability and environmental responsibility, and some of the ways in which we contribute to the efforts of our clients and local communities to further those goals, include the following:
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Environmental Handbook. Since 2009, we have provided our employees with clear guidelines to identify and comply with broadly-applicable environmental regulatory requirements, in the form of the Environmental Overview Handbook (the “Handbook”). The Handbook is a company-wide resource provided to all employees, offering practical guidance on key topics of environmental responsibility.

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Third Party Advisors and Accountability. We work closely with a leading global consulting firm to review compliance company-wide, conduct investigations and, when necessary, advise us on any testing or remediation needed to comply with all applicable laws, our own internal policies and the requirements of our customers. In 2018, we also partnered with EcoVadis, an international sustainability platform, to evaluate our sustainability efforts and provide independent corporate social responsibility ratings for each of our business segments. That evaluation earned us a “Silver Recognition Level” score, in the top 30% of all evaluated companies.

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Helping Customers Improve Efficiency. We provide clients with expertise, technology and smart solutions to maximize their energy efficiency and give them greater control over their energy use, sourcing and costs. This includes analyzing, designing and reviewing energy projects for customer facilities, lowering energy costs and reducing our customers’ carbon footprint; facility retrofitting and re-commissioning; Leadership in Energy and Environmental Design (LEED) certification and support; installation, maintenance and support for photovoltaic, fuel cell, solar, wind, biomass, landfill gas, tidal and biofuel energy generation and transport; waste-heat recovery energy generation and other waste-to-energy systems; energy efficiency program management and consulting, including operation of customer energy systems and energy producing equipment; energy audits; water system conservation and retrofits; and lighting, mechanical and electrical system retrofits. A recent example of the results of these efforts is the energy efficient, 142,000 square foot specialty milk processing facility designed and built by our subsidiary Shambaugh & Son, L.P. for Valley Milk in Turlock, California. It was named “2019 Plant of the Year” by Food Engineering. The plant met or exceeded California energy and water conservation regulations and was designed and built to be nearly 100 percent sustainable on its own water usage.

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Improving Company Energy Use, Tracking and Efficiency. We have implemented a broad array of internal programs to track, analyze and improve our carbon footprint and energy efficiency. These include launching a company-wide carbon footprint analysis in 2015 to provide detailed breakdowns of energy usage by company, fuel consumption tracking, vendor source type and carbon dioxide equivalency; installing GPS systems on our fleet of approximately 11,000 service vehicles to optimize drive time between jobs; procuring specialized light-weight equipment stored in and on service vehicles to decrease weight and improve fuel efficiency; installing and maintaining electrical and environmental control systems at our facilities; and installing solar panels.
Additional information on our corporate responsibility initiatives and our services to improve energy efficiency and sustainability can be found in our 2020 Sustainability Report, which is available on our website at www.emcorgroup.com.
Corporate Culture. Our Board oversees our general corporate culture and “tone at the top” established by management. By requiring regular compliance updates from management and supporting training programs at all levels, our Board is able to ensure that the EMCOR Values of Mission First: Integrity, Discipline, and Transparency; People Always: Mutual Respect and Trust, Commitment to Safety, and Teamwork, are reflected in our actions every day.
Board Oversight of Human Capital Management. Our Board is committed to our EMCOR Values. Recognizing that our people are central to this vision, the Board engages in direct oversight of the Company’s human capital management across a broad range of areas, including employee safety, training and development, and succession planning. The Board requires regular updates on the Company’s safety and training programs and initiatives at all levels and regularly evaluates our success metrics. The central importance of employee safety and wellbeing to the Board and management is reflected in our consistent results: the Company’s Total Recordable Incident Rate in 2019 was 1.09, compared to the most recently available industry average of 3.0, underscoring our position as an industry leader in safety.
The Compensation Committee, in close consultation with the full Board and with management, also oversees the Company’s recruiting, retention, compensation and benefits, regularly evaluating our policies and practices to ensure responsible and effective management of the Company’s key resource, its human capital. Through these programs and the Board’s engagement and oversight, we strive to remain an employer of choice for the most talented employees in each of the industries and markets in which we operate.
Availability of Corporate Governance Materials. Our categorical Standards for Determining Director Independence, Corporate Governance Guidelines, including the policies and procedures for Related Party Transactions, Code of Business Conduct and Ethics, Code of Ethics for our Chief Executive Officer and Senior Financial Officers, and other corporate governance materials may be obtained on our website at www.emcorgroup.com or by writing to us at 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During 2019, our Board met 11 times, and committees of our Board held an aggregate of 12 meetings. Each director attended at least 75% of the meetings of our Board and the meetings of the committees on which he or she served during 2019. As provided in our Corporate Governance Guidelines, all directors are expected to attend annual meetings of our stockholders, and all of our directors attended the Company’s 2019 Annual Meeting of Stockholders.
Our Board has standing Audit, Compensation, and Corporate Governance Committees comprised solely of independent directors as defined in the listing standards of the New York Stock Exchange. The members and the principal responsibilities of these committees are as follows:
Audit Committee. The Audit Committee is comprised of Messrs. Brown, Hamm, and Laidley, and Ms. Lowe. Among other things, it is responsible for:
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engaging (subject to ratification by stockholders), overseeing, and discharging our independent auditors;

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setting our independent auditors’ fees;

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reviewing the scope and audit procedures of our independent auditors;

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approving audit and permitted non-audit services;

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reviewing the senior audit engagement team members;

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reviewing our annual and quarterly financial statements;

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receiving periodic reports from our independent auditors and management regarding the auditors’ independence;

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meeting with our management and independent auditors on matters relating to, among other things, major issues regarding accounting principles and practices and financial statement presentation, and the adequacy of our internal controls over financial reporting;

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reviewing our internal auditing and accounting personnel;

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advising our Board with respect to our policies and procedures regarding compliance with applicable laws and regulations;

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discussing with our management and independent auditors the Company’s guidelines, policies, programs and practices with respect to risk assessment and risk management, including, without limitation, cybersecurity risks, the Company’s major risk exposures, and steps management takes to monitor and control such exposures; and

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confirming, together with the Compensation Committee, that our compensation practices and programs do not encourage excessive or unnecessary risk.

The Audit Committee met five times during 2019. Our Board has determined that each of the members of the Audit Committee, Messrs. Brown, Hamm, and Laidley, and Ms. Lowe is an “audit committee financial expert,” within the meaning of the rules of the Securities and Exchange Commission.
Board Risk Oversight. Our Board of Directors performs risk oversight primarily through its Audit Committee, whose principal responsibilities are set forth above. In addition, the Board has delegated to our Audit Committee responsibility for reviewing with management and our independent auditors guidelines and policies with respect to (i) risk assessment and risk management, (ii) our major risk exposures, and (iii) the steps management has taken to monitor and control such exposures. The Audit Committee receives periodic reports relating to risk assessment and risk management, including cybersecurity risks, from our senior management, including our Chief Executive Officer, Chief Financial Officer, General Counsel, Senior Director — Security and Compliance, the head of our Internal Audit Department, and our independent auditors. Audit Committee members meet in executive session with representatives of our independent auditors and separately with the head of our Internal Audit Department. In addition, the Chairperson of the Audit Committee provides a report of each meeting of the Audit Committee to our Board to the extent that such Audit Committee meeting was not attended by the other directors. Our Board of Directors also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.
Compensation Committee. The Compensation Committee is comprised of Messrs. Altmeyer, McEvoy and Schwarzwaelder and Ms. Walker-Lee. Among other things, it is responsible for:
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overseeing the evaluation of our management and reviewing and advising our Board regarding the qualifications of individuals identified as candidates for positions as our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and General Counsel and for the position of Chief Executive Officer of each subsidiary whose proposed annual base salary is $500,000 or more;

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reviewing and approving corporate goals and objectives relevant to compensation for our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives and, with input from our other independent directors, determining our Chief Executive Officer’s compensation based on this evaluation;

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reviewing and approving, based on proposals made by our Chief Executive Officer, compensation for our named executive officers as well as the compensation for each of our and our subsidiaries’

other officers and employees whose proposed annual base salary is $500,000 or more and for approving, with input from our other independent directors, any employment, severance or similar contracts for our and our subsidiaries’ officers and employees whose proposed annual base salary is $500,000 or more; and
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making recommendations to our Board with respect to incentive compensation plans for our officers and other employees, and administering those plans and reviewing executive development plans.

During 2019, the Compensation Committee held four meetings.
Each year the Compensation Committee reviews the annual salaries of, and considers annual incentive awards for, our Chief Executive Officer and our other named executive officers, who are collectively referred to as our “named executive officers,” and each of whom is contained in the Summary Compensation Table for Fiscal Years 2019, 2018 and 2017 on page 29, which we refer to as the “Summary Compensation Table.” It also reviews the annual salary of each of our and our subsidiaries’ other officers and employees whose proposed annual base salary is $500,000 or more. Our Chief Executive Officer makes recommendations to the Compensation Committee for salary adjustments for those individuals and for the payment of annual incentive awards to all of our named executive officers. Annual incentive awards for our named executive officers are based upon our performance in meeting pre-established financial objectives during our most recently completed year and an evaluation of the individual executive’s performance in meeting his/her pre-established personal goals and objectives for the most recently completed year. They are also based upon the recommendations of the Compensation Committee’s compensation consultant, Mercer. Our Chief Executive Officer participates in a portion of the meetings of our Compensation Committee and our entire Board during which these various compensation issues are discussed. The Compensation Committee considers our Chief Executive Officer’s recommendations regarding salary adjustments and payment of annual incentive awards, arrives at its own recommendations, and then, with input from the other independent members of the Board, makes its determination regarding salary adjustments and payment of annual incentive awards. The final deliberations and determinations regarding salary adjustments and payment of annual incentive awards are made at meetings without any members of management present.
When incentive compensation plans for our named executive officers and other senior executives have been established, those plans have been proposed by management, reviewed by the Compensation Committee, and, at times, reviewed by Mercer. Mercer is a compensation consultant that the Compensation Committee has engaged annually since 2006 to advise the Compensation Committee with regard to the amount and form of compensation for our named executive officers and to review compensation plans for those officers. Mercer reviews the salaries and other compensation we pay to our named executive officers so that it may advise the Compensation Committee whether compensation paid to those executives is competitive with that paid to executives holding comparable positions at Mercer-selected companies, which are public companies engaged in providing specialty contracting, general construction, facilities, and industrial services, and/or manufacturing of electrical, HVAC and other construction products and which companies have other financial characteristics similar to ours, are organized similarly to the way we are, are focused principally on the United States market as we are, and with which we may compete for management talent. Such companies are listed on page 17. Mercer also reports upon its assessment of the appropriateness and fairness of our compensation plans when compared to compensation plans for comparable executives at those comparable companies. We paid Mercer approximately $73,158 for its services to the Compensation Committee in 2019 and $24,307 for its services to the Corporate Governance Committee in 2020. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“Marsh”). In 2019, we also used Mercer and other Marsh subsidiaries (“Other Marsh Subsidiaries”) for valuation and investment services, actuarial services, pension consulting, health and benefits consulting, and for insurance broking and risk consulting and in 2019, paid Mercer and Other Marsh Subsidiaries fees in an aggregate amount of approximately $1,592,787 for such services. Mercer and Other Marsh Subsidiaries have been retained by management for such matters since 1987, and such retention is not subject to Board or Compensation Committee approval.
Role of Compensation Consultants. As noted above, the Compensation Committee has engaged Mercer for several years to assist in the evaluation of named executive officer compensation and compensation programs, and management has engaged Mercer and Other Marsh Subsidiaries to provide certain other services to us and to our subsidiaries. In addition, in 2020, the Corporate Governance Committee engaged Mercer to evaluate the compensation of our non-employee directors.
The Compensation Committee has considered whether the non-executive compensation services provided by Mercer and Other Marsh Subsidiaries to the Company create any conflicts of interest in light of Rule 10C-1 of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Because of the policies and procedures that Mercer has in place, as well as the policies and procedures that the Compensation Committee has in place, the Compensation Committee has concluded that to the extent the work performed by Mercer and Other Marsh Subsidiaries may create a possible appearance of a conflict of interest, there are sufficient safeguards and policies in place to mitigate or eliminate any such conflict, and therefore, no conflict of interest exists. Additionally, the Corporate Governance Committee has concluded, based on a similar analysis, that no conflict of interest exists.
The factors used by the Compensation Committee and the Corporate Governance Committee, as applicable, to determine that no conflict of interest exists include the following:
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the individual compensation consultant receives no incentive or other compensation based on the fees charged to the Company for other services provided by Mercer or Other Marsh Subsidiaries;

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the individual compensation consultant is not responsible for selling or providing other services of Mercer or Other Marsh Subsidiaries to the Company, except with respect to executive and director compensation;

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Mercer’s professional standards prohibit the individual compensation consultant from considering any other relationships Mercer or its affiliates may have with the Company in rendering his or her advice and recommendations;

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the individual compensation consultant has direct access to the Compensation Committee and the Corporate Governance Committee without management intervention;

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the individual compensation consultant does not own any stock of the Company;

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the individual compensation consultant does not provide any services to us other than those provided at the direction of the Compensation Committee with respect to executive compensation and the Corporate Governance Committee with respect to non-employee director compensation;

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there is no business or personal relationship between any Compensation Committee or Corporate Governance Committee member or named executive officer of the Company and the individual compensation consultant or Mercer;

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the amount of fees received by Mercer for the services provided to the Compensation Committee in 2019 and provided to date to the Corporate Governance Committee in 2020 represent on a combined basis less than .00726% of the total 2019 revenues of Mercer; and

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all non-executive and non-director compensation services are provided by personnel of Mercer and Other Marsh Subsidiaries who are not involved in providing services at the direction of the Compensation Committee or the Corporate Governance Committee.

Corporate Governance Committee. The Corporate Governance Committee is comprised of Messrs. Altmeyer, Brown and Hamm. Among other things, it is responsible for:
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leading the search for individuals qualified to become members of our Board, consistent with criteria approved by the Board and set forth in our Corporate Governance Guidelines;

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recommending to the Board nominees for election to the Board;

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developing and overseeing an annual self-evaluation process for the Board and its committees; and

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making recommendations with respect to:

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corporate governance guidelines;

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compensation and benefits for non-employee directors; and

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matters relating to Board members’ retirement and removal, the number, function and membership of Board committees, director and officer liability insurance, and indemnity agreements between us and our officers and directors.

During 2019, the Corporate Governance Committee held three meetings.
The Corporate Governance Committee annually reviews compensation and other benefits for non-employee members of our Board. When the Corporate Governance Committee determines that a change in director compensation or benefits is appropriate, it submits such recommendation to the Board for its approval. Compensation arrangements for the Board are described commencing on page 45 under “Director Compensation.”
RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Corporate Governance Committee will consider recommendations for candidates for Board membership suggested by Corporate Governance Committee members, other members of our Board, and stockholders. A stockholder who wishes the Corporate Governance Committee to consider his or her recommendations for nominees for the position of director should submit his or her recommendations in writing to the Corporate Governance Committee, c/o Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, together with supporting material the stockholder considers appropriate. The material, at a minimum, should include such background and biographical material as will enable the Corporate Governance Committee to make an initial determination as to whether the prospective nominee satisfies the criteria for directors set out in our Corporate Governance Guidelines. The Corporate Governance Guidelines are available at our website at www.emcorgroup.com. A stockholder may also nominate director candidates by complying with our By-Law provisions discussed commencing on page 66 under “Other Matters — Stockholder Proposals.”
If the Corporate Governance Committee identifies a need to replace a current member of our Board, to fill a vacancy in our Board, or to expand the size of our Board, the process to be followed by the committee to identify and evaluate candidates includes:
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consideration of those individuals recommended by stockholders as candidates for Board membership and those individuals recommended in response to requests for recommendations made of Board members and others, including those individuals suggested by any third party search firm retained by the Corporate Governance Committee, from time to time;

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meeting, from time to time, to evaluate biographical information and background material relating to candidates; and

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interviews of selected candidates by members of the Corporate Governance Committee and other members of the Board.

The Corporate Governance Committee regularly reviews with the Board the requisite skills and characteristics that the Board seeks in Board members, as well as the composition of the Board as a whole. As provided in our Corporate Governance Guidelines, in its assessment of each potential candidate, the Corporate Governance Committee is to consider the candidate’s achievements in his or her personal career, experience, wisdom, integrity, ability to make independent analytical inquiries, and understanding of the business environment. The Corporate Governance Committee will also take into account the willingness of a candidate to devote adequate time to board duties and will consider whether a candidate is free of conflicting interests and whether the candidate will be able to adequately represent the best interests of our stockholders. The Corporate Governance Committee may also consider any other relevant factors that it may, from time to time, deem appropriate, including the current composition of our Board, the balance of management and independent directors, the need for Audit Committee expertise, and the evaluation of all prospective nominees. Candidates have been selected for, among other things, their integrity, independence, diversity of experience, leadership, and ability to exercise sound judgment. Prior experience involving issues relevant to the Company’s businesses are among the most significant criteria. As noted in our Corporate Governance Guidelines, the Board believes that each director should have an understanding of our business and financial objectives, results of operations and financial condition and our relative standing in relation to our competitors. Final approval of a candidate is determined by the full Board. Consistent with our

Corporate Governance Guidelines, in selecting nominees to our Board of Directors, the Corporate Governance Committee considers the diversity of skills, background, and experience that a potential nominee possesses and the extent to which such diversity would enhance the perspective, background, knowledge, and experience of our Board of Directors as a whole.
COMPENSATION DISCUSSION AND ANALYSIS
Overview
Broadly stated, the objectives of our executive compensation program for our named executive officers, whose names appear in the Summary Compensation Table on page 29, are to attract, retain and motivate key executives with skills necessary to assure our long-term success. The purposes of the key components of the program are:
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to reward our named executive officers’ expertise and experience;

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to reward our named executive officers’ performance that drives achievement of our short-term and long-term goals by providing a strong link between pay and performance; and

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to align our named executive officers’ compensation with the interests of our stockholders.

The executive compensation program uses various compensation elements that are geared to both our short-term and long-term performance. In designing our executive compensation program we have applied the following principles:
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compensation should reinforce our business strategy and long-term stockholder value creation;

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a significant portion of named executive officer total compensation should be at risk and tied to the achievement of our financial objectives while considering the achievement of the named executive officer’s annual individual goals and objectives. When we exceed our financial objectives for the relevant performance period, we reward our named executive officers with incentive awards greater than their respective targeted incentive awards based on financial performance. When our financial performance does not meet the established financial objectives, our named executive officers receive either no incentive awards based on this criteria or incentive awards that are less than their targeted incentive awards. The Compensation Committee sets the objectives for a particular performance period;

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incentive compensation should reflect both our short-term and long-term financial performance;

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incentives should align the interests of our stockholders and named executive officers by paying a meaningful portion of incentive awards in equity;

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incentive awards should serve as a recruitment and retention device so that named executive officers are motivated to join and stay with us; and

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incentive-based compensation paid to a named executive officer should generally be subject to recoupment by the Company if the Company is required to prepare an accounting restatement of a financial statement and, during the three-year fiscal period preceding the restatement date, the incentive based compensation paid to the named executive officer is in excess of what would have been paid to him or her under the accounting restatement (the “Recoupment Policy”).

The key components of our compensation program are:
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base salary;

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short-term incentives in the form of annual incentive awards (the “Annual Incentive Program”) awarded based upon our financial performance for the applicable year subject to two metrics: diluted earnings per share from continuing operations and the ratio of our positive operating cash flow to our operating income;

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longer-term incentives under our Long Term Incentive Plan, which we refer to sometimes as the “LTIP” and which is discussed below and, at times, other equity grants. These incentives principally come in the form of:

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annual equity awards in the form of restricted stock units representing the right to receive shares of our Common Stock, which generally cliff vest after three years; and

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performance-based cash incentive awards based on our financial performance measured by our diluted earnings per share from continuing operations during multi-year measurement periods;

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certain retirement programs, as described below; and

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perquisites, which have been provided for nearly 20 years, and principally include dues reimbursement for a club where the named executive officer can entertain clients and other business contacts, term life insurance, an auto allowance and associated expenses, and a tax “gross up” on these perquisites.

We also maintain the EMCOR Group, Inc. 401(k) Savings Plan, which we refer to as the “401(k) Plan.” The 401(k) Plan provides retirement benefits to the named executive officers. For 2019, our annual contribution to the 401(k) Plan for each named executive officer was approximately $14,420.
In addition, effective with calendar year 2013, we adopted a Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of key employees, including our named executive officers. Elective deferrals of base salary or cash bonuses or other cash incentive compensation under the Voluntary Deferral Plan are credited to an unfunded bookkeeping account, which are also to be credited with Company matching credits and which may also be credited with Company supplemental credits.
Our 401(k) Plan and Voluntary Deferral Plan are more fully described under “Retirement Plans, Severance Arrangements, and Change of Control Agreements” commencing on page 26.
In severance agreements with our named executive officers, we provide special compensation to each in the event his/her employment is terminated (i) by us without cause or (ii) by the named executive officer for good reason. (We have set forth the definition of the terms “cause” and “good reason” under “Potential Post Employment Payments — Severance Agreements” commencing on page 36.)
The Compensation Committee has principal responsibility for setting the compensation for our named executive officers and other senior officers. It also reviews the incentive plans applicable to employees generally. The Compensation Committee annually retains Mercer as a compensation consultant to review the compensation payable to our named executive officers. The assignments to Mercer are made by the Chairman of the Compensation Committee. To assist the Compensation Committee in its compensation discussions and decisions, which includes salary levels, targeted annual incentive awards, LTIP targeted performance-based cash incentive awards for multi-year periods, financial measurements for incentive awards, and equity awards, as discussed below, Mercer presents compensation information compiled from proxy data and Forms 8-K from companies in a comparator group of companies developed by Mercer with input from management. This information includes annual base salary, annual bonuses, long-term incentives, including stock option and equity awards, and targeted long-term incentive performance plan awards.
To assist the Compensation Committee in its compensation discussions and decisions for 2019, Mercer utilized compensation information from a comparator group of companies that consisted of the following 16 public companies engaged in providing specialty contracting, general construction, facilities, and industrial services, and/or manufacturing of electrical, HVAC and other construction products. Such companies have financial characteristics similar to ours, are organized similarly to the way we are, are focused, in large part, on United States markets as we are, and are companies with which we may compete for management talent. We refer to such companies as “Comparator Companies.”
ABM Industries Incorporated
AECOM Technology Corporation
Colfax Corporation
Dycom Industries, Inc.
Flowserve Corporation
Fluor Corporation
Granite Construction Incorporated

Jacobs Engineering Group Inc.
KBR, Inc.
Lennox International Inc.
MasTec, Inc.
Owens Corning
Quanta Services, Inc.
Regal Beloit Corporation
Tetra Tech, Inc.
Tutor Perini Corporation
With respect to each fiscal year, our Chief Executive Officer meets with the Compensation Committee during the third quarter of the immediately preceding fiscal year and the first quarter of such fiscal year to discuss salaries, targeted annual incentive awards for each named executive officer and objectives for our financial performance for such fiscal year and personal goals and objectives for each named executive officer for such fiscal year upon which the payment of that year’s annual incentive awards are to be based. During the first quarter the Compensation Committee also reviews the annual base salaries of our other officers and employees and those of our subsidiaries whose proposed annual base salary is $500,000 or more, and reviews the general objectives and goals of our compensation policies. Annual base salaries, targeted annual incentive awards for each of our named executive officers for the year, our financial goals for that year, and the personal goals and objectives for each such executive for that year are recommended by our Chief Executive Officer and are reviewed by and ultimately established by the Compensation Committee, together with input from our other independent directors and Mercer, at a meeting without any members of management present. The specific amounts of the annual base salaries, incentive awards and LTIP payments and grants to our named executive officers for 2019 are set forth in the Summary Compensation Table on page 29.
Incentive awards based upon our financial results are made under our Annual Incentive Program and our LTIP, subject to the performance terms and other applicable provisions of our Key Executive Incentive Bonus Plan and our 2010 Incentive Plan.
Because, as discussed herein, (a) our annual incentive awards to named executive officers are capped at no more than 250% of annual base salary, (b) our equity awards provide for the award of stock units that generally cliff vest after three years, and (c) the cash award under the LTIP is linked to our financial performance over a three year period, our Board does not believe our named executive officers are encouraged to take excessive or unnecessary risk. In addition, our Board does not believe that our compensation policies and practices for employees generally are reasonably likely to have a material adverse effect on the Company.
At our 2019 annual meeting of stockholders, approximately 91% of the shares present at the meeting and voting “For” or “Against” were cast in favor of a resolution to approve, on an advisory basis, the compensation of our named executive officers as set out in our proxy statement for that meeting. Given this percentage of votes in favor of our named executive officer compensation, the Compensation Committee determined that our stockholders strongly support our current compensation policies and programs and decided to keep our compensation practices in place for 2019.
Annual Base Salary
Annual base salary serves as a foundation of our compensation program. We determine the other key components of the program with reference to base salary, including annual and long-term incentives and termination payments.
We intend annual base salary and perquisites to reward the expertise, experience and sustained performance of our named executive officers, each of whom has been with us for more than ten years. Base salaries are reviewed annually, and we have generally increased named executive officer salaries to reflect promotions or increased responsibilities and cost of living increases, when appropriate, and to remain competitive with base salaries paid by Comparator Companies. For 2019, the base salaries of our named executive officers, Messrs. Anthony J. Guzzi, our Chairman, President and Chief Executive Officer,

Mark A. Pompa, our Executive Vice President, Chief Financial Officer and Treasurer, and R. Kevin Matz, our Executive Vice President — Shared Services, and Ms. Maxine L. Mauricio, our Senior Vice President, General Counsel, and Corporate Secretary were increased by approximately 2.2%, 2.3%, 2.5%, and 4.3%, respectively.
Annual Incentive Program
Annual cash incentive awards under our Key Executive Incentive Bonus Plan form a significant element of the Annual Incentive Program. For more than the past fifteen years, named executive officer annual incentive awards have been based, in large part, on pre-established annual financial results emphasizing pay-for-performance. We expect annual incentive awards to motivate our named executive officers to improve performance on an annual basis. We believe such performance improvements should lead to sustained growth and ultimately to enhanced stockholder value.
For 2019, each named executive officer had a targeted annual incentive award based upon 2019 financial targets (2019 diluted earnings per share from continuing operations and the ratio of our 2019 positive operating cash flow to our 2019 operating income) as well as his/her meeting certain pre-established personal goals and objectives. The maximum potential aggregate annual incentive awards payable for 2019 to Mr. Guzzi and Mr. Pompa were 250% and 220%, respectively, of their respective 2019 base salaries and to Mr. Matz and Ms. Mauricio were 200% of their respective 2019 base salaries. We refer to a named executive’s maximum potential aggregate annual incentive awards sometimes as his/her “Maximum Potential Incentive Award.”
For Messrs. Guzzi and Pompa, their 2019 targeted annual incentive awards, based upon our meeting certain financial measurements for 2019, were 125% and 110%, respectively, of their respective annual base salaries, and for Mr. Matz and Ms. Mauricio, their 2019 targeted annual incentive awards, based upon our meeting those 2019 financial measurements, were 100% of their respective 2019 annual base salaries. We refer to this targeted annual incentive award sometimes as the “Financial Target Bonus.” The exact amount of each named executive officer’s 2019 annual incentive award that we would pay based on our financial performance ranged from 0% to the maximum percentage of his or her annual base salary indicated in the immediately preceding paragraph, depending on our 2019 earnings per share and the ratio of our 2019 positive operating cash flow to our 2019 operating income. When we refer to earnings per share with respect to our Annual Incentive Program, we mean earnings per share on a diluted basis from continuing operations. However, in calculating such 2019 earnings per share and operating income for purposes of determining annual incentive awards there was, as provided in the program, to be excluded from such calculations (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) sale or disposition of Company assets or securities or (ii) acquisition or investment, (c) the effect of any changes in statutory tax rates from those in effect on March 15, 2019, (d) restructuring charges due to a sale or closure of a subsidiary’s business, inclusive of the U.K., (e) the cumulative effect of any change in accounting principles, (f) charges relating to withdrawal liabilities in connection with multi-employer pension plans and specific surcharges assessed by a multi-employer pension plan related to supplemental contributions (i.e., lump sum type contributions and not an increase in the hourly contribution rate) to ameliorate an underfunding in such plan and (g) income or losses from discontinued operations (as so adjusted, “adjusted earnings per share” and “adjusted operating income,” as applicable). For the purpose of calculating operating cash flow, amounts that are the subject of clauses (a) through (g) above, as well as any lump sum supplemental contributions to the U.K. defined benefit plans, were, as provided in the program, to be excluded from such calculation (as so adjusted, “adjusted positive operating cash flow”).
Mr. Guzzi, together with certain other named executive officers, developed proposed 2019 financial measurements (based upon 2019 diluted earnings per share from continuing operations and the ratio of our 2019 positive operating cash flow to our 2019 operating income) to base the payment of the annual incentive awards under our Key Executive Incentive Bonus Plan. Mr. Guzzi then proposed to the Compensation Committee the financial measurements. Our Compensation Committee considered the recommendations and established financial measurements for those annual incentive awards in February 2019, taking into account the recommendations of management, the report of Mercer, our 2019 budget, and annual earnings per share guidance for 2019 that was to be provided to the equity markets. The Compensation Committee determined that no annual incentive award based upon the foregoing financial measurements was to be payable unless we achieved adjusted earnings per share for 2019 in excess of  $3.70 and 2019 adjusted positive operating cash flow of at least 20% of 2019 adjusted operating income. Consequently, the financial measurements emphasize earnings as well as positive operating cash flow — a measure of quality of earnings — and are linked to guidance we provide to the equity markets. In 2019, Mercer undertook a comprehensive review of such financial measurements in order to assess whether they continued to meet our goals and objectives with respect to our Annual Incentive Program and to aid the Compensation Committee in determining whether the measurements should be changed. Mercer examined the measurements, the total incentive awards payable under the program and what was actually paid, as well as the performance of the Company and its Common Stock versus the Comparator Companies. Mercer concluded that the financial measurements continued to be the most appropriate means to incentivize and retain our executives.
The 2019 incentive award based on financial measurements, which could have been awarded to a named executive officer, whether at, above, or below his or her 2019 Financial Target Bonus, was determined in accordance with a matrix adopted by the Compensation Committee, which we refer to as the “Matrix” and which took into account 2019 adjusted earnings per share and the ratio of 2019 adjusted positive operating cash flow to 2019 adjusted operating income (the “2019 Cash Flow Ratio”). For example, if our 2019 adjusted earnings per share had been $4.70, then, in accordance with the Matrix, the named executive officer’s 2019 Financial Target Bonus could have been awarded to him or her only if the 2019 Cash Flow Ratio was 60%. If 2019 adjusted earnings per share had been less than $4.70 (but greater than $3.70), each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, greater or less than his or her Financial Target Bonus, the amount of which would depend upon the 2019 adjusted earnings per share and the 2019 Cash Flow Ratio (provided the 2019 Cash Flow Ratio was at least 20%). If 2019 adjusted earnings per share had been greater than $4.70, each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, greater or lesser than his or her Financial Target Bonus, the amount of which would depend upon the 2019 adjusted earnings per share and upon the 2019 Cash Flow Ratio. The exact amount of this incentive award was determined by the intersection on the Matrix of 2019 adjusted earnings per share and the 2019 Cash Flow Ratio. In no event could an incentive award based on financial measurements have exceeded the named executive officer’s Maximum Potential Incentive Award. However, if, as indicated above, 2019 adjusted earnings per share had not been in excess of $3.70, or if the 2019 Cash Flow Ratio had been less than 20%, no annual incentive award based on financial measurements could have been paid to any named executive officer.
For 2019, our adjusted earnings per share was $5.77, and our 2019 Cash Flow Ratio was approximately 77% which, in accordance with the Matrix, permitted payment to each named executive officer of the following approximate percentages of his/her 2019 annual base salary as an incentive award in respect of our 2019 financial performance: Mr. Guzzi, 250%; Mr. Pompa, 220%; and Mr. Matz and Ms. Mauricio, each 200%. This was the actual annual incentive award made by the Compensation Committee to each named executive officer for 2019 in respect of our financial performance and represented such executive’s Maximum Potential Incentive Award. A summary of the Matrix containing key threshold levels is set forth below.
Adjusted Earnings per Share	Threshold $3.70	Target $4.70	Maximum $5.76
Cash Flow Ratio 100%	0%	120%	330%(1)
Cash Flow Ratio 60%	0%	100%	275%(1)
Cash Flow Ratio 20%	0%	40%	110%

(1)
While the Matrix contains these percentages, the Maximum Potential Incentive Award for the named executive officers would be as follows: Mr. Guzzi, 250%; Mr. Pompa, 220%; and for each of Mr. Matz and Ms. Mauricio, 200%.

In addition, as indicated above, under our Annual Incentive Program, during the first quarter of each calendar year, our Chief Executive Officer proposes for each of our other named executive officers such officer’s personal goals and objectives for the year, which are in addition to his or her normal duties and responsibilities. The Compensation Committee reviews those goals and objectives, which are subject to its approval. In the case of our Chief Executive Officer, the Compensation Committee and our Chief Executive Officer agree on his annual personal goals and objectives. Under the program, if a named executive officer is not paid the Maximum Potential Incentive Award based solely on financial measures, then we may pay such named executive officer an award based upon his or her personal goals and objectives; provided that in any case, such an award may not exceed 20% of the total award paid to such named executive officer. For 2019, we did not pay any amounts to our named executive officers based upon personal goals and objectives as they were paid their Maximum Potential Incentive Award based solely upon financial measurements.
For 2019, the personal goals and objectives for the named executive officers were:
Anthony J. Guzzi, Chairman, President and CEO
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Continue the focus on tone at the top throughout EMCOR and our organization. With our senior staff and appropriate segment leadership, reinforce our values of “Mission First, People Always.”

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Work with our segment leadership to build more depth in our operating team to oversee and lead our field operations.

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Drive successful organic and acquisitive growth with a focus on adding to our U.S. businesses through acquisitions.

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Work with the Board of Directors on new director on-boarding to EMCOR.

Mark A. Pompa, Executive Vice President, CFO and Treasurer
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Continue the focus on tone at the top throughout EMCOR and our organization. With our senior staff and appropriate segment leadership, reinforce our values of “Mission First, People Always.”

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Successfully transition the new leadership in our senior financial functions in our ECS and Corporate Office.

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Build on the strength with our new Risk/Insurance leadership hired in 2018. Continue to play an active role in key subsidiary and segment leadership succession planning and hiring.

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Update our strategic planning process and models to incorporate our acquisitions and organic growth.

R. Kevin Matz, Executive Vice President — Shared Services
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Continue the focus on tone at the top throughout EMCOR and our organization. With our senior staff and appropriate segment leadership, reinforce our values of “Mission First, People Always.”

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Successfully manage the implementation of our new email and on-demand software implementations. This has to be done with skill, discipline and precision and cannot slip.

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Build a new marketing structure that reflects the future needs and expectations of EMCOR.

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Continue to support our successful work in our Safety function, but shift focus to a cultural and structural change to drive further improvement in our workplace safety culture.

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Work with our CEO to drive our acquisition process and program.

Maxine L. Mauricio, Senior Vice President, General Counsel and Corporate Secretary
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Continue the focus on tone at the top throughout EMCOR and our organization. With our senior staff and appropriate segment leadership, reinforce our values of “Mission First, People Always.”

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Continue to improve our compliance and work environment training with special emphasis on sexual harassment and conflicts of interest.

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Continue to build our legal team with special emphasis on employment practices and human resources support.

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Develop legal training for our top 100 leadership at EMCOR on contract risks and contract change management.

Each year’s incentive awards paid to named executive officers on the basis of financial measurements and achievement of their respective personal goals and objectives follows our Chief Executive Officer’s report to the Compensation Committee of our annual financial results and how each named executive officer performed in meeting his/her personal goals and objectives. The Compensation Committee, with guidance from Mercer and with input from the other independent directors, then determines the amounts to be paid to each named executive officer as his/her annual incentive awards. The final determination of the annual incentive awards are made without any members of management present.
Under the terms of the program, the Compensation Committee could have, in its sole discretion, for 2019, reduced the payment of any named executive officer’s annual incentive award based on financial measurements even though those financial measurements called for payment of the percentages provided for in the Matrix. The Compensation Committee could have taken into account whatever factors it deemed appropriate in exercising negative discretion. In December 2019, the Compensation Committee waived its right to exercise negative discretion with respect to the named executive officers’ 2019 annual incentive awards.
The 2019 aggregate annual incentive award made to each named executive officer was the Maximum Potential Incentive Award payable to such officer and represented the following percentage of his/her respective 2019 base salary: Mr. Guzzi, 250%; Mr. Pompa, 220%; and Mr. Matz and Ms. Mauricio, each, 200%.
Long Term Incentive Plan
We provide a significant portion of our named executive officers’ compensation through our Long Term Incentive Plan, which we refer to as the “LTIP.” The LTIP provides incentives which foster executive recruitment and retention, reward long-term financial performance, and align management and stockholder interests. Before we adopted the LTIP, Mercer advised the Compensation Committee that the LTIP as proposed should accomplish these objectives with its focus on long-term financial performance, cash and equity awards competitive with those granted by Mercer’s list of Comparator Companies, and use of equity for alignment with stockholder returns. In 2017, Mercer undertook a comprehensive review of the LTIP, which included an analysis of (a) the factors used to determine the performance portion of the award, (b) whether to increase or decrease the equity to cash ratio set forth in the plan and (c) the incentive plans of our Comparator Companies. Mercer concluded that that the LTIP continued to meet its original objectives and thus, recommended that no changes be made to it.
The LTIP provides the methodology for computing a number of restricted stock units annually granted to executives participating in the LTIP, including our named executive officers. The LTIP also provides for the grant of cash awards which, as set forth in the LTIP, are based upon us achieving an earnings per share objective for a measurement period of three years. The earnings per share objectives for measurement periods are, in accordance with the LTIP, set by the Compensation Committee after receiving recommendations of our Chief Executive Officer. The LTIP was proposed by management, reviewed by the Compensation Committee’s consultant Mercer and, after review and modification by the Compensation Committee, approved by it and the other independent directors.
Annually, during the first quarter of each year, the Compensation Committee establishes the LTIP earnings per share objective for a three year period commencing with that year, and LTIP targeted awards for each LTIP participant, including the named executive officers. Those targeted awards are recommended by our Chief Executive Officer, and are reviewed by and ultimately established by the Compensation Committee with input from the other independent members of the Board and, with respect to the named executive officers, the recommendations of Mercer.
Each participant in the LTIP, including each named executive officer, is entitled each year to an award based on a multiplier (or percentage), which we refer to as the “Multiplier,” of his/her annual base salary rate at the end of the previous year. We refer to this award as the “LTIP Target Bonus.”

Specifically, the LTIP Target Bonus consists of:
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an annual award of a number of restricted stock units to senior executives, including the named executive officers. This is the retention component. This number of stock units (in respect of which an equal number of shares of our Common Stock will be issued) generally vests in full on the third anniversary of the grant date of the stock units. The named executive officer is to receive upon vesting a number of shares of our Common Stock equal in number to his/her annual grant of stock units as well as additional shares of our Common Stock equal to the cash dividends, if any, that have been paid with respect to the Common Stock underlying the stock units awarded. The named executive officer will receive these shares, including the aforementioned dividend equivalent shares, only if he/she continues to be employed by us through the third anniversary of the grant date, unless his/her employment is terminated by us without cause, by him/her for good reason, or by reason of his/her death or permanent disability or retirement at age 65 or older, in which case he/she would receive those shares following the occurrence of that event. The terms “cause,” “good reason” and “permanent disability” are described on page 39 in the Section entitled “Potential Post Employment Payments — Long Term Incentive Plan.” Thus, a meaningful portion of the named executive officer’s total compensation is tied to our stock performance; and

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an award of a potential performance-based cash incentive award, which we refer to sometimes as the “LTIP Cash Target Bonus,” and which is the performance component. This component provides for the annual establishment of three year measurement periods. The award year and the two ensuing years make up each measurement period. Each named executive officer may receive a performance-based cash incentive award, depending upon how closely our actual aggregate earnings per share for the three year measurement period compares to a pre-established earnings per share objective for that measurement period. The Compensation Committee sets the earnings per share objectives. When we refer to “earnings per share” with respect to our LTIP, we mean earnings per share on a diluted basis. However, earnings per share with respect to three year measurement periods are to be computed without giving effect to (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) acquisition or investment or (ii) sale or disposition of Company assets or securities, (c) the effect of any changes in statutory tax rates from those in effect on March 29, 2010, (d) restructuring charges due to a sale or closure of a subsidiary’s business, (e) the cumulative effect of any change in accounting principles, (f) with respect to three year measurement periods commencing on or after January 1, 2012, charges relating to withdrawal liabilities in connection with multi-employer pension plans and lump sum type surcharges (as opposed to increases in hourly contribution rates) assessed by any multi-employer pension plan to ameliorate an underfunding in such plan, and (g) with respect to three year measurement periods commencing on or after January 1, 2016, income or losses from discontinued operations. The Compensation Committee may also, within the first 90 days of the commencement of a three year measurement period, adjust any such period’s earnings per share to omit the impact on such earnings per share of extraordinary items, gains or losses on the acquisition or disposal of a business, and/or unusual or infrequently occurring events and transactions, in each case to the extent permitted under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the “Code.” We use the three year measurement period to extend a named executive officer’s focus over multiple-year periods. This is intended to help achieve positive sustained long-term financial results and to align the named executive officer’s interests with longer-term stockholder interests. If we achieve 100% of the earnings per share objective that the Compensation Committee has established for a measurement period, the named executive officer will receive 100% of his/her LTIP Cash Target Bonus. If we achieve 50% of the earnings per share objective for a measurement period, the named executive officer will receive 50% of his/her LTIP Cash Target Bonus. If we fail to achieve our minimum objectives of at least 50% of the pre-established earnings per share objective for a measurement period, no performance-based cash incentive award is payable in respect of that measurement period. If we achieve 120% or more of the pre-established earnings per share objective for a measurement period, the named executive officer will receive 200% of his/her LTIP Cash Target Bonus. For earnings per share falling between 50% and 100% of the earnings per share objective for the measurement period or between

100% and 120% of the earnings per share objective, the percentage of his/her LTIP Cash Target Bonus is interpolated from 50% to 100% of his/her LTIP Cash Target Bonus and from 100% to 200% of his/her LTIP Cash Target Bonus, respectively. The named executive officer would not be entitled to any performance-based cash incentive award for any measurement period in which his/her employment is terminated by us for cause or in which he/she leaves our employment without good reason. However, if, during a measurement period, his/her employment is terminated by us without cause, by him/her for good reason or by reason of his/her death, permanent disability or retirement at age 65 or older, he/she would, nevertheless, be entitled to a pro rata amount of the performance-based cash incentive award that he/she would have received had he/she been employed by the Company for that measurement period.
The Compensation Committee believes this LTIP two-part retention and performance program provides a balance between market-based incentives and multi-year financial-based awards. Market-based incentives, such as equity awards, provide a strong link to stockholder value creation. Financial-based awards based upon multi-year periods provide a direct link to long-term corporate performance.
In addition, the Board believes that because part of each LTIP award is in restricted stock units that generally cliff vest after three years and the balance is payable in cash based on the Company’s financial performance over a three year period, which amount is capped based on a percentage of annual base salary rate, the LTIP does not encourage excessive or unnecessary risk taking by participants in the LTIP, including our named executive officers.
Under the terms of the LTIP, in 2017 the Compensation Committee established a measurement period consisting of calendar years 2017, 2018 and 2019 pursuant to which performance-based cash incentive awards may be paid to LTIP participants, including our named executive officers. The actual amount paid in respect of each participant’s LTIP Cash Target Bonus for this measurement period (50% of the product of his/her Multiplier and his/her annual base salary rate as of December 31, 2016) was dependent upon how our Company’s earnings per share for that period compared to the earnings per share objective for the period, which was $9.25 per share. Because our aggregate earnings per share for the 2017 – 2019 measurement period was $13.35 (adjusted to eliminate the benefit of our new corporate tax rate under the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Law”)), approximately 144% of the $9.25 earnings per share objective for that measurement period, in accordance with the LTIP, each named executive officer, as well as each other participant in the LTIP, was paid in March 2020, 200% of his/her LTIP Cash Target Bonus. The amount of the LTIP cash payment to each named executive officer is included under the “Non-Equity Incentive Plan Compensation” column for 2019 of the Summary Compensation Table on page 29.
The Multiplier established by the Compensation Committee for each named executive officer for the 2019 award, to be paid in 2022, was as follows: Mr. Guzzi — 395%; Mr. Pompa — 225%; Mr. Matz — 200%; and Ms. Mauricio — 175%. Based upon compensation information provided by Mercer regarding awards to senior executives of Comparator Companies, the Compensation Committee concluded that the Multiplier for each named executive officer, when applied to a percentage of his/her annual base salary rate as of the end of the previous year, resulted in an LTIP Target Bonus for each named executive officer which was competitive with that provided by Comparator Companies.
On January 2, 2019, pursuant to the terms of the LTIP, each named executive officer, as well as each other participant in the LTIP, was awarded a number of stock units entitling him/her to receive in February 2022 an equal number of shares of our Common Stock provided he/she is continuously employed by us through January 2, 2022. However, if his/her employment is terminated by us without cause, by him/her for good reason, or by reason of his/her death, permanent disability or retirement at age 65 or older, he/she will, nevertheless, be entitled to those shares. The number of stock units awarded to each named executive officer was determined by dividing 50% of the product of the named executive officer’s then Multiplier and his/her annual base salary rate as of December 31, 2018 by the closing price of a share of our Common Stock on the New York Stock Exchange on January 2, 2019. The aggregate grant date fair value of the stock units awarded in 2019 to each named executive officer based on Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 is included under the

“Stock Awards” column for 2019 of the Summary Compensation Table on page 29 and under the “All Other Stock Awards: Grant Date Fair Value of Stock Awards” column of the Table entitled “Grants of Plan — Based Awards For Fiscal Year 2019” on page 32.
In February 2019, under the LTIP, the Compensation Committee also established for the measurement period consisting of the 2019 – 2021 calendar years an earnings per share objective of $14.50. Each named executive officer’s LTIP Cash Target Bonus for that measurement period is 50% of the product of his/her annual base salary rate as of the end of 2018 and his/her Multiplier. The amounts set out in the Table entitled “Grants of Plan-Based Awards for Fiscal Year 2019” on page 32 identified with footnote (4) indicates the range of LTIP performance-based cash incentive awards each named executive officer may receive in respect of the 2019 – 2021 measurement period if we achieve for that measurement period (i) the minimum earnings per share objective of $7.25, (ii) the earnings per share objective of $14.50, or (iii) at least 120% of the earnings per share objective, or $17.40. As indicated earlier, if we do not achieve the minimum earnings per share objective for the 2019 – 2021 measurement period, we will not pay any of the LTIP performance-based cash incentive awards identified in the Grants of Plan-Based Awards for Fiscal Year 2019 Table.
In 2015, the Compensation Committee adopted an amendment to the LTIP to implement the application of the Recoupment Policy to the LTIP.
Special Equity Awards
On October 28, 2019, 52,600 restricted stock units held by Mr. Guzzi were fully vested. Such restricted stock unites were awarded to him by the Compensation Committee in October 2015. In June 2017, the Compensation Committee awarded to Mr. Pompa 45,000 restricted stock units entitling him to receive an equal number of shares of our Common Stock provided he is employed by us until June 30, 2022. If the employment of Mr. Pompa is terminated by us without cause, if he terminates his employment with us for good reason, if there is a change in control of the Company, or if he dies or is permanently disabled, then he or his estate shall be promptly issued those shares. In the event of a termination of Mr. Pompa’s employment by us for cause or by him without good reason, all his stock units will be forfeited. The terms “cause,” “good reason,” “change of control,” and “permanent disability” are substantially the same as those terms are described on page 39 under “Potential Post Employment Payments — Long Term Incentive Plan.” In granting these awards to Messrs. Guzzi and Pompa, the Compensation Committee took into account compensation information provided by Mercer regarding equity awards to executive officers of the Comparator Companies and determined such awards were appropriate in order to bring their equity compensation in line with such executive officers. In addition, the Compensation Committee considered the important roles played by Mr. Guzzi and Mr. Pompa and determined that the “cliff” vesting aspect of such equity grants is essential to the retention of those named executive officers. The Compensation Committee has no plans to issue such special equity awards in the near future.
Percentage of Incentive Compensation
We believe our annual cash and LTIP incentive awards motivate our named executive officers to seek sustained positive financial performance. A significant portion of the named executive officers’ compensation is incentive compensation based on objective financial performance. The equity awards expose management to the risk that our stock value will go down and are conditioned on the named executive officer staying employed with us for a significant period of time.
For 2019, the percentage of non-equity targeted incentive compensation to total targeted compensation (including stock units) of the named executive officers ranged from approximately 47% to 51%, and the equity component percentage of each of the named executive officers’ total targeted compensation (including stock units) ranged from approximately 21% to 31%. Of their 2019 total targeted compensation (including stock units), the percentage of each named executive officer’s total target compensation that was forfeitable ranged from approximately 43% to 62%.

Corporate Tax Deduction on Compensation in Excess of $1 Million a Year
Section 162(m) of the Code (“Section 162(m)”) generally limits the deduction a public corporation may claim for certain executive compensation paid to its current and former chief executive officers, chief financial officers, and certain other named executive officers. Prior to the Tax Reform Law, certain performance-based compensation could qualify for an exemption from this deduction limit if it satisfied certain conditions under Section 162(m). Effective for taxable years beginning after December 31, 2017, the Tax Reform Law generally repealed the exemption for performance-based compensation. As a result, we expect that, except for certain grandfathered performance-based compensation arrangements that were outstanding as of November 2, 2017 and have not been materially modified, compensation paid to our named executive officers in excess of $1 million generally will not be deductible.
The Compensation Committee has considered, and will continue to consider, the effect of Section 162(m), including the changes under the Tax Reform Law, among other factors, in developing and implementing our executive compensation program. The Compensation Committee will continue in its discretion to approve compensation that is consistent with its executive compensation philosophy and objectives but may or may not be fully deductible under Section 162(m).
Accounting Treatment
When designing the elements of compensation, the Compensation Committee considers the impact of accounting treatment and avoids structuring equity awards that would require that they be marked to market at the end of each accounting period as those types of awards could result in additional expense to the Company or additional net income to the Company dependent upon their periodic change in value. However, the Compensation Committee may determine in its sole discretion to grant equity awards that may be subject to such accounting treatment.
Retirement Plans, Severance Arrangements, and Change of Control Agreements
Retirement Plans
Until 2013 we provided our retirement benefits solely through our 401(k) Plan, pursuant to which we made a matching contribution of approximately $14,420 for the account of each named executive officer for 2019. We based the amount of our contribution for named executive officers on a formula set forth in the terms of the 401(k) Plan that applies to all participants in such plan.
Effective with calendar year 2013, we adopted our Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of employees with annual salaries of at least $175,000, including our named executive officers. See the Table under “Non-Qualified Deferred Compensation” on page 35 and the accompanying narrative disclosure for information regarding deferrals and Company credits made in respect of 2019.
Severance Arrangements
In light of our modest retirement benefits and the existence of employment agreements for several years with our named executive officers, other than Mr. Guzzi (who did not join us until October 2004) and Ms. Mauricio (who did not become a named executive officer until 2016), which employment agreements we decided not to renew when they expired on December 31, 2004, the Compensation Committee decided to enter into severance agreements with our then named executive officers in 2005. In 2016, the Company entered into a severance agreement with Ms. Mauricio. The terms of the severance agreements reflected market practice and advice provided to the Compensation Committee by Mercer and outside counsel engaged by the Compensation Committee and generally took into account the named executive officer’s past accomplishments. Each such agreement provides that if the named executive is terminated without cause or if he/she terminates his/her employment for good reason, he/she will be entitled to a severance benefit equal to (a) two years of his/her annual base salary and (b) a prorated amount of his/her annual incentive awards.
The severance agreements and other enhanced severance benefits referred to in this Section as well as the terms “cause” and “good reason” are described commencing on page 36 under “Potential Post Employment Payments — Severance Agreements.”

In addition, if the named executive officer’s employment is terminated without “cause,” he/she terminates his/her employment for “good reason” or his/her employment is terminated by reason of his/her permanent disability, as those terms are defined commencing on page 39 under “Potential Post Employment Payments — Long Term Incentive Plan,” or if the named executive officer dies or retires at age 65 or older, we will under the LTIP provide such named executive officer with:
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all the shares issuable in respect of his or her LTIP stock units no later than six months after the named executive officer’s termination date; and

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with respect to each measurement period then in effect, a prorated amount of the LTIP performance-based cash incentive award that he/she would have received had he or she remained in our employ during the entire measurement period.

Change of Control Agreements
Each of our named executive officers is a party to a change of control agreement providing them with security so that, if we experience a change of control, they can focus on our business and make decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure. In addition, such agreements provide these individuals with an incentive to stay with the Company during the transition to new ownership.
These change of control agreements provide for enhanced severance benefits if, within two years of the date we experience a change of control, the executive terminates his/her employment for good reason or the executive’s employment is terminated involuntarily, other than for cause, death or permanent disability. The enhanced severance benefits payable in the event of severance after a change of control are described under “Potential Post Employment Payments — Change of Control Arrangements” commencing on page 42. If severance benefits are paid to a named executive officer under a change of control agreement, no payments are to be made to him/her under his/her severance agreement. The terms and provisions of the change of control agreements reflect competitive market practices and advice provided by Mercer and outside counsel to the Company and were not derived primarily from a negotiation process with our executives. The term “change of control” as used in the change of control agreements is defined commencing on page 43.
Excise Tax Gross-Ups
The severance payments and other payments and benefits our named executive officers would receive in connection with a change of control could trigger an excise tax, payable by our named executive officers. In that case, under the terms of the change of control agreements (other than the change of control agreement with Ms. Mauricio), we are to make gross-up payments to our named executive officers so that they receive the same economic benefit they would have received if the excise tax were not imposed. These gross-up payments would be provided even though we cannot deduct them from our own taxable income, because we believe our named executive officers should receive the full economic benefit of the protections we have offered them. Ms. Mauricio is not entitled to a gross-up payment under the terms of her change of control agreement executed in 2016.

COMPENSATION COMMITTEE REPORT
The following is the report of the Compensation and Personnel Committee for the year ended December 31, 2019.
We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with EMCOR’s management.
Based on the review and discussions referred to in the immediately preceding paragraph, we recommended to EMCOR’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2019.
By:
Compensation and Personnel Committee

John W. Altmeyer, Chairman
M. Kevin McEvoy
Steven B. Schwarzwaelder
Robin Walker-Lee
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2019, the Compensation Committee was responsible for matters concerning executive compensation.
Messrs. Altmeyer, McEvoy and Schwarzwaelder and Ms. Walker-Lee served as members of the Compensation Committee during 2019.
No person who was a member of the Compensation Committee during 2019:
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was at any time during 2019 an officer or employee of ours or any of our subsidiaries;

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was formerly an officer of ours or of any of our subsidiaries; or

•
has or had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
The following Table sets forth information with respect to the compensation of our Chief Executive Officer, our Chief Financial Officer, and our other executive officers during 2019, who we refer to collectively as the “named executive officers,” based on total compensation for fiscal 2019.
Summary Compensation Table for Fiscal Years 2019, 2018 and 2017

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Anthony J. Guzzi Chairman, President and Chief Executive Officer	2019	$1,150,000	—	$2,221,845	—	$7,105,450	$158,872	$10,636,167
	2018	$1,125,000	—	$2,172,432	—	$6,592,500	$163,253	$10,053,185
	2017	$1,100,000	—	$2,115,212	—	$6,386,000	$125,927	$9,727,139
Mark A. Pompa Executive Vice President, Chief Financial Officer and Treasurer	2019	$720,000	—	$791,744	—	$3,091,500	$123,747	$4,726,991
	2018	$703,800	—	$776,243	—	$2,685,860	$116,880	$4,282,783
	2017	$690,000	—	$3,695,838	—	$2,463,000	$92,202	$6,941,040
R. Kevin Matz Executive Vice President, Shared Services	2019	$570,000	—	$555,847	—	$2,200,000	$139,227	$3,465,074
	2018	$555,900	—	$544,952	—	$2,013,050	$116,980	$3,230,882
	2017	$545,000	—	$529,954	—	$1,840,000	$104,580	$3,019,534
Maxine L. Mauricio Senior Vice President, General Counsel and Corporate Secretary	2019	$465,000	—	$389,995	—	$1,567,500	$110,525	$2,533,020
	2018	$445,740	—	$327,676	—	$1,422,730	$96,190	$2,292,336
	2017	$437,000	—	$318,709	—	$1,144,000	$72,203	$1,971,912

(1)
Stock awards reflected in this Table represent for 2017, 2018, and 2019 aggregate grant date fair value for stock units computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, disregarding the effect of potential forfeitures. There can be no assurance that these amounts will be realized. These stock awards consist of, for 2017, 2018, and 2019, time-based stock units granted under our LTIP, and in the case of Mr. Pompa, 45,000 additional time-based stock units awarded to him in June 2017, which such stock units are eligible to vest in June 2022.

(2)
The amounts reported in this column for each year include annual incentive awards earned in such year but paid in cash in the subsequent year. These annual incentive awards earned in 2019 for each of the named executive officers are as follows: Mr. Guzzi, $2,875,000; Mr. Pompa, $1,584,000; Mr. Matz, $1,140,000; and Ms. Mauricio, $930,000. The amounts reported in this column for each year also include amounts paid in the subsequent year under the LTIP in respect of LTIP Cash Target Bonuses for the measurement period ending during such year. These LTIP amounts for each of the named executive officers for the 2017 — 2019 measurement period were as follows: Mr. Guzzi, $4,230,450; Mr. Pompa, $1,507,500; Mr. Matz, $1,060,000; and Ms. Mauricio, $637,500.

(3)
The amounts reported in this column for each named executive officer include: (a) an allowance for his/her leasing of an automobile, reimbursement for auto insurance on such vehicle, and reimbursement for the cost of maintenance and repair of such vehicle; (b) reimbursement for monthly dues in a club suitable for entertaining clients and other business contacts; (c) the value of tickets to certain sporting events; and (d) premiums paid for $10 million of excess liability insurance. The amounts in this column also include the cost of premiums paid by us for term life insurance for each named executive officer, which such amounts for 2019 were as follows: Mr. Guzzi, $14,110; Mr. Pompa, $9,558; Mr. Matz, $24,208; and Ms. Mauricio, $5,274. In addition, the amounts reported in this column include reimbursement for taxes on certain of the foregoing perquisites for each of the named executive officers, which such amounts for 2019 were as follows: Mr. Guzzi, $43,675; Mr. Pompa, $37,929; Mr. Matz, $48,895; and Ms. Mauricio, $38,696. The amounts also include matching contributions provided by us under our 401(k) Plan for the account of each named executive officer which amount for 2019 was $14,420, and matching credits provided by us under our Voluntary Deferral Plan for each named executive officer participating in such plan, which amounts for 2019 were as follows: Mr. Guzzi, $44,805; Mr. Pompa $22,660; Mr. Matz, $14,935; and Ms. Mauricio, $9,528. No amounts are included in this column for earnings on deferred compensation because the named executive officers do not receive above-market or preferential earnings on compensation that is deferred.

Proportion of 2019 Salaries to Total 2019 Compensation
The approximate percentage of each named executive officer’s 2019 base salary of his or her total 2019 compensation reported in the Summary Compensation Table above is as follows: Mr. Guzzi, 11%; Mr. Pompa, 15%; Mr. Matz, 16%; and Ms. Mauricio, 18%. There can be no assurance that the total compensation amounts reported in the Summary Compensation Table will be realized.

CEO Compensation Pay Ratio
In accordance with Item 402(u) of Regulation S-K (the “Pay Ratio Rule”), adopted by the Securities and Exchange Commission pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, using methodologies and assumptions that we determined to be reasonable and appropriate to fulfill the requirements of the Pay Ratio Rule and the instructions and guidance promulgated by the Securities and Exchange Commission, we made the following determination with respect to the fiscal year beginning January 1, 2019:
(i)
The median of the annual total compensation of all of our employees, determined as described below and excluding Mr. Guzzi, our Chairman, President and Chief Executive Officer, was approximately $55,538;

(ii)
Mr. Guzzi’s annual total compensation, as shown in the Summary Compensation Table on page 29, was $10,636,167; and

(iii)
The ratio of Mr. Guzzi’s 2019 annual total compensation was approximately 192 times that of our median employee.

For 2019, we used the same median employee that we did in 2018. In 2018, we identified our median employee based upon the amount set forth as “Wages, tips and other compensation” on Form W-2 with respect to all employees who were employed by us or one of our consolidated subsidiaries on December 31, 2018. This determination excluded Mr. Guzzi and employees of subsidiaries acquired by us in 2018. In determining the median employee, we included the non-annualized base salaries of employees in our Industrial Services segment and union employees in our Mechanical and Electrical Construction segments. Because some of those employees only worked for us for a few months during 2018 and then departed after the completion of the turnaround or project, as applicable, for which they were hired, the median number is lower than it would be if we had been permitted to annualize the salaries of such employees or exclude them from the calculation. We calculated such median employee’s annual total compensation for 2019 as set forth above using the same methodology we used to calculate Mr. Guzzi’s annual total compensation in the Summary Compensation Table.
Annual Incentive Awards
Under our Annual Incentive Program the Compensation Committee establishes annual corporate financial objectives and individual performance goals and objectives for each named executive officer. These objectives are the basis on which a determination is made whether the named executive officer should receive annual incentive awards and, if so, the amount of such award. The annual incentive awards for 2019 and the basis on which they were made are discussed on pages 19 through 22 under “Compensation Discussion and Analysis.” For 2019, the Maximum Potential Incentive Awards for Messrs. Guzzi and Pompa were 250% and 220%, respectively, of their respective 2019 annual base salaries and for Mr. Matz and Ms. Mauricio were 200% of their respective 2019 annual base salaries as described under “Annual Incentive Program” on page 19. These were the amounts actually paid to the named executive officers for 2019 based upon the achievement of financial objectives; thus, no amounts were paid to the named executive officers based on individual performance goals and objectives. The potential payouts under the 2019 Annual Incentive Program are included under the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards for Fiscal Year 2019 Table on page 32 and have footnote (3) next to them. The actual 2019 incentive awards, all of which were in cash, are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 29.
Long Term Incentive Plan and Special Equity Awards
Under the terms of the LTIP, for 2019, we awarded each named executive officer a number of stock units on January 2, 2019. These stock units, which generally vest in full three years from their respective award dates, represent the right to receive an equal number of shares of Common Stock, generally on or about the fourth week in February 2022.

A named executive officer has to be employed by us generally until January 2, 2022 to receive shares of our Common Stock in respect of his/her 2019 LTIP stock unit award. If a named executive officer’s employment terminates before January 2, 2022, he/she will, generally, forfeit his/her 2019 LTIP stock unit award, unless such termination is by the Company without cause or by him/her for good reason or due to his/her permanent disability, death or retirement at age 65 or older. The terms “cause,” “good reason” and “permanent disability” are defined commencing on page 39 under “Potential Post Employment Payments — Long Term Incentive Plan.”
As provided in the LTIP, in January of each year we base the number of stock units that a named executive officer is to receive for that calendar year on one-half of a set percentage of his/her annual base salary rate as of the immediately preceding December 31, divided by the closing price of a share of our Common Stock as of the first business day of the year in which we award the stock units. In 2019, the percentage for each named executive officer as established by the Compensation Committee was as follows: Mr. Guzzi — 395%; Mr. Pompa — 225%; Mr. Matz — 200%; and Ms. Mauricio — 175%.
The 2019 stock award values reflected in the “Stock Awards” column of the Summary Compensation Table on page 29 relate to those stock units awarded in January 2019 under the LTIP to each named executive officer. There can be no assurance that the amounts reported in the “Stock Awards” column of that Table for 2019 will be realized. The stock awards reflected in the “All Other Stock Awards: Number of Shares of Stock or Units” column of the Grants of Plan-Based Awards in Fiscal Year 2019 Table on page 32 represent the number of stock units awarded to each named executive officer in January 2019 under the LTIP.
We also grant potential performance-based cash incentive awards under the LTIP based on our performance for a three calendar year measurement period commencing with the award year. In 2017, we granted each named executive officer a potential performance-based cash incentive award, or LTIP Cash Target Bonus, based on our performance for a measurement period consisting of calendar years 2017 – 2019. We reached approximately 144% of our targeted financial performance for that measurement period (after eliminating the benefit from our new corporate tax rate under the Tax Reform Law), and, accordingly, each named executive officer was paid an amount equal to 200% of his or her LTIP Cash Target Bonus for the measurement period. The amounts paid in respect of these performance-based cash incentive awards are included for 2019 in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column on page 29.
In addition, in 2019, we granted each named executive officer an LTIP Cash Target Bonus based upon the measurement period consisting of calendar years 2019 – 2021, which is reflected in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards for Fiscal Year 2019 Table on page 32. We will base the payment of these awards (next to which the footnote (4) appears) on the achievement of the predetermined earnings per share objective for the measurement period consisting of calendar years 2019 – 2021. We will pay to each such named executive officer the target performance-based cash incentive award set opposite his/her respective name in the Grants of Plan-Based Awards for Fiscal Year 2019 Table on page 32 if we achieve aggregate earnings per share of $14.50 for the 2019 – 2021 measurement period. If, for this period, we achieve aggregate earnings per share of $7.25, each such named executive officer will be entitled to the threshold performance-based cash incentive award amount set opposite his/her name in that Table, but if we do not achieve aggregate earnings per share of at least $7.25, no such cash incentive award will be payable. If, for this period, we achieve aggregate earnings per share of $17.40 or more, each such named executive officer will be entitled to the maximum performance-based cash incentive award amount set opposite his/her name in that Table. For aggregate earnings between $7.25 and $17.40 for the 2019 – 2021 measurement period, the performance-based cash incentive award is interpolated from 50% to 200% of the target performance-based cash incentive award. Earnings per share for purposes of the LTIP is defined commencing on page 22 under “Compensation Discussion and Analysis — Long Term Incentive Plan.”
If a named executive officer is not employed during an entire measurement period, he/she will not be entitled to any performance-based cash incentive award for the measurement period, unless during a measurement period his or her employment is terminated without cause or he/she terminates his/her employment for good reason, dies, is permanently disabled or retires at age 65 or older; in which case, for the measurement period, he/she will be entitled to a portion of the awards under the LTIP as described under “Potential Post Employment Payments — Long Term Incentive Plan” commencing on page 38, where the terms “cause,” “good reason” and “permanent disability” are also defined.
Voluntary Deferral Plan
Each of our named executive officers deferred amounts under the Voluntary Deferral Plan for 2019 and received Company base matching credits plus a Company supplemental credit equal to 29% of the base matching credit. All Company matching credits are included for 2019 in the Summary Compensation Table under the “All Other Compensation” column on page 29. See “Non-Qualified Deferred Compensation” on page 35 for additional information about the Voluntary Deferral Plan.
The following Table sets forth certain information with respect to the grant of plan-based awards during the 2019 fiscal year to the named executive officers. There were no awards of options to the named executive officers during 2019.
Grants of Plan-Based Awards For Fiscal Year 2019

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Stock Awards: Grant Date Fair Value of Stock Awards ($)
		Threshold ($)		Target ($)	Maximum ($)
Anthony J. Guzzi	1/02/19					37,430(1)	$2,221,845(2)
	2/18/19	$	—(3)	$1,437,500(3)	$2,875,000(3)
	2/18/19		$1,110,938(4)	$2,221,875(4)	$4,443,750(4)
Mark A. Pompa	1/02/19					13,338(1)	$791,744(2)
	2/18/19	$	—(3)	$792,000(3)	$1,584,000(3)
	2/18/19		$395,888(4)	$791,775(4)	$1,583,550(4)
R. Kevin Matz	1/02/19					9,364(1)	$555,847(2)
	2/18/19	$	—(3)	$570,000(3)	$1,140,000(3)
	2/18/19		$277,950(4)	$555,900(4)	$1,111,800(4)
Maxine L. Mauricio	1/02/19					6,570(1)	$389,995(2)
	2/18/19	$	—(3)	$465,000(3)	$930,000(3)
	2/18/19		$195,011(4)	$390,023(4)	$780,046(4)

(1)
Consists of time-based stock units awarded in January 2019 under our LTIP.

(2)
Represents the aggregate grant date fair value of stock units awarded in January 2019 under our LTIP, the fair value of which was computed in accordance with FASB ASC Topic 718.

(3)
These amounts represent estimated payouts for 2019 based upon financial objectives under our Annual Incentive Program at threshold, target, and maximum and assume that no amount is paid with respect to personal goals and objectives. The actual amounts paid in 2019 with respect to this program are disclosed in the Summary Compensation Table on page 29. The threshold amount assumes that no award is made based upon financial objectives, the target amount assumes that the Financial Target Bonus is achieved, and the maximum amount assumes that the Maximum Potential Incentive Award is achieved, in each case, as described under “Annual Incentive Program” commencing on page 19.

(4)
These estimated payouts reflect cash awards made pursuant to our LTIP in respect of the measurement period 2019 – 2021. The threshold, target and maximum amounts correlate to the earnings per share which could be achieved during the period in comparison to the earnings per share objective under the LTIP as described commencing on page 22 under “Compensation Discussion and Analysis — Long Term Incentive Plan.”

The following Table sets forth certain information with respect to unvested outstanding equity awards held by the named executive officers at the end of 2019. There were no unexercised options held by the named executive officers at the end of 2019.
Outstanding Equity Awards at 2019 Fiscal Year-End

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Anthony J. Guzzi	30,239 (2)	$2,609,626(2)
	26,722(3)	$2,306,109(3)
	37,581(4)	$3,243,240(4)
Mark A. Pompa	10,772 (2)	$929,624(2)
	9,547(3)	$823,906(3)
	13,390(4)	$1,155,557(4)
	45,463(5)	$3,923,457(5)
R. Kevin Matz	7,571 (2)	$653,377(2)
	6,701(3)	$578,296(3)
	9,400(4)	$811,220(4)
Maxine L. Mauricio	4,552 (2)	$392,838(2)
	4,027(3)	$347,530(3)
	6,595(4)	$569,149(4)

(1)
The market value of shares or stock units that have not vested is equivalent to the closing price of a share of our Common Stock on the New York Stock Exchange on December 31, 2019, multiplied by the respective number of shares.

(2)
Represents LTIP stock units awarded in January 2017 as well as additional stock units that accrued on that award during 2017, 2018 and 2019 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2017, 2018 and 2019 which would have been paid with respect to Common Stock underlying such January 2017 award; these stock units vested on January 3, 2020.

(3)
Represents LTIP stock units awarded in January 2018 as well as additional stock units that accrued on that award during 2018 and 2019 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2018 and 2019 which would have been paid with respect to Common Stock underlying such January 2018 award; these stock units generally are eligible to vest on January 2, 2021.

(4)
Represents LTIP stock units awarded in January 2019 as well as additional stock units that accrued on that award during 2019 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2019 which would have been paid with respect to Common Stock underlying such January 2019 award; these stock units generally are eligible to vest on January 2, 2022.

(5)
Represents stock units awarded in June 2017 to Mr. Pompa as well as additional stock units that accrued during 2017, 2018 and 2019 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2017, 2018 and 2019 which would have been paid with respect to Common Stock underlying such June 2017 award; these stock units generally are eligible to vest on June 30, 2022.

Unvested stock units reported in the Outstanding Equity Awards at 2019 Fiscal Year-End Table set forth above include those stock units awarded in 2017, 2018 and 2019 under our LTIP to each named executive officer and, in the case of Mr. Pompa, an additional 45,000 stock units awarded to him in June 2017. In addition, our executive officers’ unvested stock units outstanding as of December 31, 2019 reflect additional stock units (“Dividend Equivalent Awards”) equal in value to our cash dividends on our Common Stock which would have been paid in respect of shares of our Common Stock underlying their stock units outstanding as of the dividend payment dates. Stock units (and related Dividend Equivalent Awards) awarded to Mr. Pompa in June 2017 are eligible to vest in full on June 30, 2022. Stock units awarded in January 2017 (and related Dividend Equivalent Awards) vested in full on January 3, 2020, stock units awarded in January 2018 (and related Dividend Equivalent Awards) are eligible to vest in full on

January 2, 2021, and stock units awarded in January 2019 (and related Dividend Equivalent Awards) are eligible to vest in full on January 2, 2022. However, if we experience a change of control prior to the scheduled vesting date, unvested stock units (and related Dividend Equivalent Awards) will vest in full at that time and shares of our Common Stock will be issued in respect of them. If the employment of a named executive officer is terminated by us without cause or by him/her for good reason, or if his/her employment terminates by reason of his/her death, permanent disability or retirement at age 65 or older, the stock units awarded to him/her under our LTIP, and, in the case of Mr. Pompa, those stock units awarded to him in June 2017, will vest in full at such time and the shares of our Common Stock to be issued in respect of such stock units will be issued thereafter, and, if employment of the named executive officer is terminated by us for cause or he/she terminates his/her employment without good reason, before his/her stock units vest, he/she will forfeit the stock units (and related Dividend Equivalent Awards). The terms “cause,” “good reason,” “change of control,” and “permanent disability” are defined for purposes of all stock unit awards similarly to those definitions on page 39 under “Potential Post Employment Payments — Long Term Incentive Plan.”
The following Table sets forth with respect to each named executive officer certain information with respect to stock awards that vested during fiscal year 2019. No options were held by the named executive officers in fiscal year 2019.
Stock Vested in Fiscal Year 2019

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Anthony J. Guzzi	41,524	$2,489,779
Mark A. Pompa	12,492	$749,020
R. Kevin Matz	9,896	$593,364
Maxine L. Mauricio	5,830	$349,567

(1)
The value realized is equivalent to the closing price of a share of our Common Stock on the New York Stock Exchange on the date that the stock award vested, multiplied by the number of shares acquired upon vesting.

NON-QUALIFIED DEFERRED COMPENSATION
As indicated above, certain of our employees, including each named executive officer, are permitted to defer compensation under the Company’s Voluntary Deferral Plan in order to make them whole for compensation limits imposed under our 401(k) Plan, and thus, enabling additional savings for retirement on a tax deferred basis.
The Voluntary Deferral Plan permits an eligible employee to defer annually up to one-half of that portion of his/her base salary in excess of the limits described in Section 401(a)(17) of the Code (for 2019, the limit was $280,000) and/or up to 100% of any annual cash bonus and/or cash incentive payments to him/her. A participating employee’s account is also credited with a Company matching credit of up to 4% on deferrals, but not in excess of 4% of base salary in excess of the federal tax limit described above, plus possible Company supplemental credits. Accounts under the Voluntary Deferral Plan are credited with hypothetical earnings and losses based on notional investments (mutual funds) selected by the participating employee in accordance with the Voluntary Deferral Plan terms. Accounts would also be distributable upon a change of control of the Company.
Accounts deferred in 2013 are payable in a lump sum following the participant’s termination of employment and accounts deferred on or after January 1, 2014 are payable in either a lump sum or, provided the participant’s employment terminates after he/she has reached age 59-1/2, in five annual installments following termination of employment, as elected for each year’s deferral by the participant at the time of deferral election.
The following Table sets forth certain information regarding (a) deferrals and matching credits under our Voluntary Deferral Plan with respect to the accounts of each of our named executive officers during fiscal year 2019 and (b) each such executive officer’s account balance as of December 31, 2019.
Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawal Distributions	Aggregate Balance at Last Fiscal Year End(4)
Anthony J. Guzzi	$46,000	$44,805	$127,982	—	$777,635
Mark A. Pompa	$165,600	$22,660	$191,216	—	$1,052,799
R. Kevin Matz	$45,600	$14,935	$43,631	—	$297,298
Maxine L. Mauricio	$69,750	$9,528	$8,421	—	$117,074

(1)
Amounts reported in this column are included in the Summary Compensation Table on page 29 under Salary for Messrs. Guzzi and Pompa and under both Salary and Non-Equity Plan Compensation for Mr. Matz and Ms. Mauricio.

(2)
Amounts reported in this column are included under All Other Compensation in the Summary Compensation Table on page 29.

(3)
This column includes earnings (and losses) on deferred compensation balances. Such amounts are not “above-market” or “preferential” earnings and, therefore, are not reported as compensation in the Summary Compensation Table on page 29.

(4)
This column reflects the aggregate of salary deferred by each named executive since the Voluntary Deferral Plan became effective on January 1, 2013 plus the aggregate credits provided by the Company and invested earnings on such deferrals and credits.

POTENTIAL POST EMPLOYMENT PAYMENTS
Severance Agreements
Messrs. Guzzi, Pompa and Matz, and Ms. Mauricio, each a named executive officer, are parties to severance agreements with us, which we refer to as the “severance agreements.” The severance agreements each provide for specified benefits under certain circumstances should the named executive officer’s employment with us terminate.
Termination by us without Cause or Termination by the Named Executive Officer for Good Reason
The severance agreements for each of Messrs. Guzzi, Pompa, Matz, and Ms. Mauricio each provide that if such named executive officer’s employment is terminated by us without “cause” (defined below) or if he/she terminates his/her employment for “good reason” (defined below), we will pay the named executive officer an amount equal to twice his/her annual base salary in effect immediately prior to his/her termination. We will pay this amount to the applicable named executive officer in eight equal installments. In addition, we will pay to the named executive officer all unpaid amounts for his/her annual incentive awards for any calendar year ended before the date of termination. We will also pay the named executive officer an amount equal to a prorated portion of his/her targeted annual incentive award based on his/her personal goals and objectives for the year in which his/her termination takes place and a prorated portion of the annual incentive award based upon our financial performance that he/she would have received had he/she been employed for the entire year. We will calculate these amounts by multiplying the applicable incentive award amount by a fraction, the numerator of which is the number of days in the calendar year in which the termination occurs that he/she was employed by us and the denominator of which is 365.
We will also provide, at our expense, coverage for the named executive officer (and, to the extent applicable, his/her eligible dependents) under our medical, dental and hospitalization insurance plans for a period of 18 months from the date of termination. In addition, we will provide, at our expense, coverage under our group life and accidental death and dismemberment insurance plans for a period of 12 months from the date of termination. However, if a successor employer of the named executive officer provides comparable coverage, we will stop providing coverage.
No amounts are payable under a severance agreement if the named executive officer’s employment is terminated by us for cause or by him or her without good reason. In addition, no severance benefits are payable under a severance agreement if benefits are payable under a named executive officer’s change of control agreement described commencing on page 42.
Definition of Cause and Good Reason
“Cause” is defined in each such named executive officer’s severance agreement as:
•
the named executive officer committing an action involving willful malfeasance in connection with his/her employment which results in material harm to us;

•
the named executive officer committing a material and continuing breach of the terms of his/her severance agreement if the breach is not cured within 60 days after we provide the named executive officer with written notice of any such breach; or

•
the named executive officer’s conviction of a felony.

For purposes of this definition, no act, or failure to act, on the named executive officer’s part, is deemed “willful” unless done, or omitted to be done, by him/her in bad faith. In addition, cause will only exist if there was no reasonable belief that the named executive officer’s act, or failure to act, was in our best interest and the best interest of our subsidiaries.
“Good reason” is defined in each such named executive officer’s severance agreement as:
•
our reducing the named executive officer’s then annual base salary, except in connection with a similar reduction in salary that applies to all our senior executives;

•
our or one of our subsidiaries failing to pay to the named executive officer any portion of his/her current compensation that is already earned and due;

•
our failure to obtain the assumption (either specifically or by operation of law) of the named executive officer’s severance agreement by any successor to, or assign of, us or any person acquiring substantially all of our assets; or

•
the termination of a specified indemnity agreement in effect between the named executive officer and us.

In addition, Mr. Guzzi’s severance agreement provides that “good reason” also includes any reduction by the Company of his authority, duties, or responsibilities or any removal of him from his current office other than by the Company for cause or as a result of his permanent disability or by him for good reason.
Payments in the Event of Permanent Disability
Each such named executive officer’s severance agreement also provides that, in the event of his/her “permanent disability” (defined below), we will provide the same insurance benefits described above in the case of termination of his/her employment by us without cause or by him/her for good reason.
In the event of permanent disability, we will also pay the named executive officer a lump sum payment equal to:
•
all unpaid amounts in respect of any annual incentive award for any calendar year ending before the calendar year in which such termination occurs, which would have been payable had the named executive officer remained employed by us until the date such annual incentive award would otherwise have been paid; plus

•
a prorated amount of his or her targeted annual incentive awards for the year in which his/her employment terminates.

“Permanent disability” exists if the named executive officer has been absent from his/her duties on a full-time basis for a period of six consecutive months as a result of his/her incapacity due to physical or mental illness.
Payments in the Event of Death
Each such named executive officer’s severance agreement also provides for payment upon the named executive officer’s death to his or her estate or his or her designated beneficiaries of a lump sum equal to:
•
three months of his or her base salary and any unpaid annual incentive awards as of the date of his or her death for any calendar year ending before the year in which his or her death occurs, which would have been payable had he or she remained employed by us until the date such annual incentive awards would otherwise have been paid; plus

•
a prorated amount of his or her targeted annual incentive awards for the year in which his or her death occurs.

Non-Competition Restriction
Each severance agreement also provides that for two years following termination of the named executive officer’s employment, he/she will not, directly or indirectly, own, manage, operate, conduct, control or participate, as a director, officer, employee, consultant, partner, or equity owner or otherwise, in the ownership, management, operation, conduct or control of, or accept employment with, or be connected in any manner with, any business that is in competition with us or any of our subsidiaries. This restriction does not apply to ownership of 2% or less of the debt or equity securities of corporations listed on a registered securities exchange. The restriction applies in any state in the United States where we or any of our subsidiaries conduct business.
However, the named executive officer will not be deemed to be so involved with a competing business if:

•
no more than 20% of its consolidated revenues (based on its most recently completed fiscal year) is attributable to one or more business activities, which we refer to as “Incidental Competitive Activities,” that are in competition with us or one of our subsidiaries; and

•
the named executive officer is not engaged directly or indirectly in such Incidental Competitive Activity.

The named executive officer will be released from his/her non-competition obligation if he/she waives his/her right to receive his/her severance benefits.
Non-Solicitation Restriction
For one year following the termination of his/her employment, each named executive officer also has agreed in his/her severance agreement that he/she will not on his/her own or anyone else’s behalf:
•
solicit, encourage, or participate in soliciting or encouraging, any customer or supplier of ours or of any of our subsidiaries, or any other person or entity, to terminate or adversely alter such person’s or entity’s customer, supplier, or other relationship with us or any of our subsidiaries; or

•
hire any person who at the time of offer of employment or within six months prior to such offer was an employee of ours or any of our subsidiaries or encourage or participate in soliciting or encouraging any employee of ours or any of our subsidiaries to terminate (or otherwise adversely alter) his/her employment relationship.

Long Term Incentive Plan
Under our LTIP, we award each named executive officer annually a number of stock units in respect of which, following a scheduled vesting date, we will issue an equal number of shares of our Common Stock. The LTIP is more fully described commencing on page 22 under “Compensation Discussion and Analysis” under the heading “Long Term Incentive Plan.” In addition, under the LTIP each named executive officer is also entitled to a performance-based cash incentive award if we achieve a pre-determined earnings per share objective for a three-year measurement period.
LTIP Stock Units
A number of shares of our Common Stock equal to the named executive officer’s LTIP stock units are to be issued to him/her prior to the scheduled vesting date if:
•
we experience a “change of control” (which we define below) (provided that the Compensation Committee does not reasonably determine that the change of control is not an event described in Section 409A(a)(2)(A)(v) of the Internal Revenue Code);

•
we terminate the named executive officer’s employment without “cause” (which we define below);

•
the named executive officer terminates his/her employment for “good reason” (which we define below);

•
the named executive officer retires at age 65 or older;

•
the named executive officer becomes permanently disabled and his/her employment terminates as a result; or

•
the named executive officer dies.

In such event, the issuance of the shares of our Common Stock will occur as of the date of the change of control or such termination of employment. However, in the case of termination of employment, that distribution will be delayed for six months following the named executive officer’s termination of employment if necessary to avoid any excise tax under Section 409A of the Code. If we terminate the named executive officer’s employment for cause or the named executive officer resigns without good reason, he/she will forfeit his/her unvested LTIP stock units.

Performance-Based Cash Incentive Awards
In addition, if, during one or more LTIP measurement periods, a named executive officer’s employment is terminated under circumstances described above entitling him/her to receive shares of our Common Stock in respect of his/her LTIP stock units, he/she also will be entitled to a prorated portion of the amount of his/her performance-based cash incentive award for each measurement period that he/she would have received had he/she been employed by us during the entire measurement period. This amount is equal to that performance-based cash incentive award for each such measurement period multiplied by a fraction, the numerator of which is the number of full and partial months that have elapsed during the measurement period as of his/her termination date, and the denominator of which is the total number of months making up the measurement period. Performance-based cash incentive awards under the LTIP are more fully described commencing on page 22 under “Compensation Discussion and Analysis” under the heading “Long Term Incentive Plan.” We would make these payments to our named executive officers at such time as the payment would have been made had there been no termination of employment.
If we or a named executive officer had terminated his/her employment as of December 31, 2019 under circumstances described above (or had retired) entitling him/her to receive shares of our Common Stock in respect of his/her LTIP stock units, then such named executive officer would have been entitled to the amount of his/her performance-based cash incentive award under the LTIP for the 2017 – 2019 measurement period, and a prorated portion of such award for the 2018 – 2020 measurement period, and for the 2019 – 2021 measurement period.
In addition, if during one or more measurement periods there is a change of control, then promptly thereafter we would pay each named executive officer his/her performance-based cash incentive award under the LTIP for each such measurement period as if the Company had achieved 100% of its aggregate earnings per share objective for such measurement period. If there had been a change of control as of December 31, 2019, such named executive officers would have been entitled to receive (a) the actual amount of his/her performance-based cash incentive award for the 2017 – 2019 period, and (b) the amount of his/her performance-based cash incentive awards as if 100% of the earnings per share objective had been achieved for the 2018 – 2020 and 2019 – 2021 periods.
If, as of December 31, 2019, we had terminated the employment of a named executive officer for cause or the named executive officer had resigned without good reason, then he/she would not have been entitled to payment in respect of any performance-based cash incentive award under the LTIP for any measurement period.
Definition of Cause, Good Reason, Change of Control and Disability
For purposes of the LTIP, “cause,” generally, means:
•
the named executive officer committing an action involving willful malfeasance in connection with his/her employment which results in material harm to the Company;

•
the named executive officer’s conviction of a felony; or

•
the named executive officer’s substantial and repeated failure to perform duties as directed by our Chief Executive Officer or, in the case of our Chief Executive Officer, our Board.

“Good reason,” generally, means:
•
a reduction in the named executive officer’s then base salary (except in connection with a reduction generally applicable to all our senior executives); or

•
the failure to pay any portion of the named executive officer’s compensation that is earned and due.

“Change of control” has substantially the same meaning as in the change of control agreements described under “Change of Control Arrangements” commencing on page 42 and “permanent disability” has the same meaning as described under “Potential Post Employment Payments — Severance Agreements” on page 37.

Voluntary Deferral Plan
Each of our named executive officers currently participates in our Voluntary Deferral Plan. Under such plan, following the termination of a participant’s employment, such participant is to be paid the balance of his/her account representing his/her deferred compensation, the Company’s matching credits, and hypothetical earnings and losses on notional account investments. Deferrals made in 2013 and related Company matching (including supplemental) credits, as adjusted for notional investment experience, are payable in a lump sum following termination of employment, and deferrals and related credits, as adjusted for notional investment experience, made after 2013 are payable in a lump sum or up to five annual installments following the participant’s termination of employment, as elected by the executive at the time of the initial deferral. Those account balances are also payable to the executive upon a change in control of the Company. The Voluntary Deferral Plan is further discussed under “Non-Qualified Deferred Compensation” on page 35.
Special Equity Awards
In June 2017, Mr. Pompa was awarded 45,000 restricted stock units entitling him to 45,000 shares of our Common Stock if he remains in our employ until June 30, 2022. If, before we issue the shares underlying such stock units held by Mr. Pompa, we experience a change of control, we terminate Mr. Pompa’s employment without cause, or if Mr. Pompa terminates his employment for good reason, becomes permanently disabled and his employment terminates as a result or if he dies or retires at age 65 or older, the shares of our Common Stock in respect of such award to him will be issued as of the change of control or such termination of employment. The terms “cause,” “good reason,” “change of control” and “permanent disability” are substantially the same as those terms are described above for purposes of the LTIP.

Severance Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his/her severance agreement as described commencing on page 36 to which he/she would have been entitled if his/her employment had been terminated on December 31, 2019 by the Company without cause or by him/her for good reason, (b) the value as of December 31, 2019 of (i) shares issuable to him/her in respect of his/her stock units and (ii) his/her pro rata performance-based cash incentive awards under our LTIP, in each instance, that he/she would have been entitled to upon termination of his/her employment on December 31, 2019 by the Company without cause or by him/her for good reason, and (c) the value of his/her account under the Company’s Voluntary Deferral Plan as of December 31, 2019 to which he/she would be entitled upon his/her termination of employment on that date. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2019. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his/her eligible dependents for an 18 month period under his/her current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his/her current group coverage for 12 months. The cash payment in respect of the LTIP performance-based cash incentive awards assumes that for each relevant measurement period ending after December 31, 2019, actual earnings per share equaled the targeted earnings per share objective for such measurement period, and the cash payment in respect of the performance-based annual incentive award included in clause (a) of the first sentence of this paragraph assumes the achievement of targeted levels.
	Cash Payment under Severance Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of LTIP Performance- Based Cash Incentive Awards(a)	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Total
Anthony J. Guzzi
Termination Without Cause or For Good Reason	$3,737,500	$8,158,975	$6,419,408	$777,635	$36,157	$19,129,675
Termination by Reason of Death	$1,725,000	$8,158,975	$6,419,408	$777,635	$—	$17,081,018
Termination by Reason of Disability	$1,437,500	$8,158,975	$6,419,408	$777,635	$36,157	$16,829,675
Mark A. Pompa
Termination Without Cause or For Good Reason	$2,232,000	$6,832,544	$2,288,925	$1,052,799	$36,157	$12,442,425
Termination by Reason of Death	$972,000	$6,832,544	$2,288,925	$1,052,799	$—	$11,146,268
Termination by Reason of Disability	$792,000	$6,832,544	$2,288,925	$1,052,799	$36,157	$11,002,425
R. Kevin Matz
Termination Without Cause or For Good Reason	$1,710,000	$2,042,894	$1,608,633	$297,298	$42,757	$5,701,582
Termination by Reason of Death	$712,500	$2,042,894	$1,608,633	$297,298	$—	$4,661,325
Termination by Reason of Disability	$570,000	$2,042,894	$1,608,633	$297,298	$42,757	$4,561,582
Maxine L. Mauricio
Termination Without Cause or For Good Reason.	$1,395,000	$1,309,516	$986,008	$117,074	$34,957	$3,842,555
Termination by Reason of Death	$581,250	$1,309,516	$986,008	$117,074	$—	$2,993,848
Termination by Reason of Disability	$465,000	$1,309,516	$986,008	$117,074	$34,957	$2,912,555

(a)
Includes actual amounts paid in respect of the LTIP performance period January 1, 2017 – December 31, 2019.

Change of Control Arrangements
Each of our named executive officers is a party to a change of control agreement with us, which we refer to collectively as the “Change of Control Agreements.” The purpose of the Change of Control Agreements is to retain the services of such named executive officers during a period of change of control so that they can focus on our business, making decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure, and so that we may retain these individuals during that period and the transition to new ownership.
Generally, no benefits are provided under the Change of Control Agreements for any type of termination before a change of control, for termination after a change of control due to death or disability, for termination for cause, or for voluntary termination (other than for good reason). The terms “change of control,” “cause” and “good reason” are defined below.
Each such named executive officer’s Change of Control Agreement generally provides for a severance benefit if we terminate his/her employment without cause or he/she terminates his/her employment for good reason within two years following a change of control. This severance benefit is equal to the sum of three times:
•
his or her annual base salary at the time of the change of control;

•
the higher of (a) his or her annual incentive awards for the year prior to the change of control or (b) the average of his or her annual incentive awards for the three years before the change of control; and

•
except for Ms. Mauricio, the value of perquisites provided in respect of the year prior to the change of control. Ms. Mauricio’s Change of Control Agreement was amended in April 2017 to remove the value of perquisites from the calculation of her severance benefit.

In addition, under the Change of Control Agreements, with respect to the year in which the change of control occurs, each such named executive officer also is entitled to a pro rata amount of the higher of (a) his or her annual incentive awards for the year prior to the change of control or (b) the average of his or her annual incentive awards for the three years prior to the change of control.
Other severance benefits include outplacement assistance and a continuation of healthcare coverage and life insurance benefits for three years. Each such named executive officer agreed that he or she would retain in confidence all of our confidential information.
If the severance benefits provided for under the Change of Control Agreements are paid to such named executive officers, and/or if, in connection with a change of control, other payments or distributions are made by us to, or for the benefit of, such named executive officers, or other benefits are conferred upon them, pursuant to the terms of any other agreement, policy, plan or program, they might constitute an “excess parachute payment” within the meaning of Section 280G of the Code, on which an excise tax would be due. In that case, under the Change of Control Agreements for Messrs. Pompa and Matz, which were signed on June 22, 1998, and for Mr. Guzzi, which was signed on December 25, 2004, such named executive officers would also be entitled to such additional payments as may be necessary to ensure that the net after-tax benefit of all such amounts shall be equal to their respective net after-tax benefits as if no excise tax had been imposed. Ms. Mauricio’s Change of Control Agreement does not provide for such additional payments but instead reduces the amount payable to her so that such benefits will not be deemed an “excess parachute payment”.
As described above under “Potential Post Employment Payments — Long Term Incentive Plan” commencing on page 38, “Potential Post Employment Payments — Voluntary Deferral Plan” on page 40 and “Potential Post Employment Payments — Special Equity Awards” on page 40, performance-based cash incentive awards under the LTIP and the LTIP stock units, as well as the Special Equity Awards, will also vest upon, and be payable following, a change of control, and account balances under the Voluntary Deferral Plan will be payable upon a change of control.

Definition of Change of Control, Cause and Good Reason
For purposes of the Change of Control Agreements, a “change of control” means, in general, the occurrence of:
•
a person or group of persons acquiring 25% or more of our voting securities;

•
our stockholders approving a merger, business combination or sale of our assets, with the holders of our Common Stock prior to such transaction owning less than 65% of the voting securities of the resulting corporation; or

•
our Incumbent Directors failing to constitute at least a majority of our Board during any two-year period. An “Incumbent Director” is defined, generally, as a director who was serving as such before the beginning of such two year period or, if not a director at such time, generally, if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors.

“Cause” is defined as:
•
the named executive officer’s willful and continued failure to perform substantially his or her duties for us (other than by reason of physical or mental illness);

•
his or her conviction of, or plea of guilty or nolo contendere to, a felony; or

•
his or her willful engagement in gross misconduct which is materially and demonstrably injurious to us.

“Good Reason” is defined as occurring if:
•
the named executive officer’s annual base salary is reduced;

•
his or her annual incentive awards are reduced below the higher of  (a) the annual incentive awards paid or payable to him or her in respect of the year before the change of control or (b) the average of his or her annual incentive awards paid or payable to him or her in respect of the three years prior to the change of control;

•
his or her duties and responsibilities are materially and adversely reduced;

•
the program of incentive compensation and retirement and insurance benefits offered to him or her are materially and adversely reduced;

•
he or she is required to relocate more than 50 miles from his or her primary work location before the change of control; or

•
his or her Change of Control Agreement is not assumed by a successor to the Company.

Change of Control Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his/her Change of Control Agreement as described commencing on page 42 to which he/she would have been entitled upon a change of control and termination of his/her employment on December 31, 2019 by the Company without cause or by him/her for good reason, (b) the value as of December 31, 2019 of (i) shares issuable to him/her in respect of his/her stock units and (ii) his/her performance-based cash incentive awards under our LTIP as described commencing on page 39, in each instance, to which he/she would have been entitled upon a change of control on December 31, 2019, and (c) the value of his/her account under the Company’s Voluntary Deferral Plan as of December 31, 2019 to which he/she would be entitled by reason of a change of control. In addition, it sets forth for Messrs. Guzzi, Pompa and Matz the amount that would have been paid to him under his Change of Control Agreement to compensate him for the excise tax, if any, payable on the compensation received as a result of termination of his employment upon such change of control and such additional amounts as may be necessary to ensure that his net after-tax benefits of the amounts payable to him under his Change of Control Agreement and other benefits are equal to the net after tax benefits as if no excise tax, if any, had been imposed. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2019. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his/her eligible dependents for a 36 month period under his/her current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his/her current group coverage for 36 months. The value of outplacement is based on the Company’s estimate of the current cost of obtaining outplacement services for the named executive officer.
	Cash Payment Under Change of Control Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of Acceleration of LTIP Performance- Based Cash Incentive Awards(a)	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Out- Placement	Compensation for Additional Taxation	Total
Anthony J. Guzzi	$15,189,759	$8,158,975	$8,624,825	$777,635	$120,655	$25,000	$—	$32,896,849
Mark A. Pompa	$8,704,080	$6,832,544	$3,075,525	$1,052,799	$106,999	$25,000	$5,858,710	$25,655,657
R. Kevin Matz	$6,508,140	$2,042,894	$2,160,900	$297,298	$136,777	$25,000	$—	$11,171,009
Maxine L. Mauricio	$4,960,920	$1,309,516	$1,355,273	$117,074	$90,547	$25,000	$—	$7,858,330

(a)
Includes actual amounts payable in respect of the LTIP performance period January 1, 2017 – December 31, 2019.

DIRECTOR COMPENSATION
The following Table sets forth certain information with respect to the compensation paid to our non-employee directors during fiscal year 2019. Mr. Guzzi, our Chairman, President and Chief Executive Officer, received no additional compensation for serving on the Board.
Director Compensation for Fiscal Year 2019

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(m)	Total ($)
John W. Altmeyer	$190,000(b)	$180,000	$370,000
David A. B. Brown	$190,000(c)	$180,000	$370,000
Richard F. Hamm, Jr	$190,000(d)	$180,000	$370,000
David H. Laidley	$185,000(e)	$180,000	$365,000
Carol P. Lowe	$185,000(f)	$180,000	$365,000
M. Kevin McEvoy	$225,000(g)	$180,000	$405,000
William P. Reid	$180,000(h)	$180,000	$360,000
Jerry E. Ryan	$90,000(i)	$—	$90,000
Steven B. Schwarzwaelder	$185,000(j)	$180,000	$365,000
Robin Walker-Lee	$182,500(k)	$180,000	$362,500
Michael T. Yonker	$92,500(l)	$—	$92,500

(a)
Each non-employee director generally received in 2019 an annual retainer of $180,000 in cash and, under our Director Award Program, $180,000 in restricted stock units in respect of which Common Stock of the Company will be issued (as discussed below), except for Mr. Altmeyer and Ms. Lowe each of whom elected to receive 50% of the annual cash retainer in additional restricted stock units, the value of which are included in this column.

(b)
For serving as Chairman of the Compensation Committee, Mr. Altmeyer received an additional annual fee of $10,000.

(c)
For serving as Chairman of the Audit Committee, Mr. Brown received an additional annual fee of $10,000.

(d)
For serving as a member of the Audit Committee, Mr. Hamm received an additional annual fee of $5,000, and for serving as Chairman of the Corporate Governance Committee, he received an additional annual fee of $5,000.

(e)
For serving as a member of the Audit Committee, Mr. Laidley received an additional annual fee of $5,000.

(f)
For serving as a member of the Audit Committee, Ms. Lowe received an additional annual fee of $5,000.

(g)
For serving as Lead Director, Mr. McEvoy received an additional fee of $40,000. For serving as a member of the Compensation Committee, Mr. McEvoy received an additional annual fee of $5,000.

(h)
Excludes a cash payment of $383,333 received by Mr. Reid in March 2019 under the LTIP for the 2016 – 2018 measurement period. Mr. Reid participated in the LTIP during his tenure as the Chief Executive Officer of EMCOR Industrial Services, Inc.

(i)
On May 30, 2019, Mr. Ryan retired from the Board pursuant to our Director Retirement Policy.

(j)
For serving as a member of the Compensation Committee, Mr. Schwarzwaelder received an additional fee of $5,000.

(k)
For serving as a member of the Compensation Committee from May 30, 2019 to December 31, 2019, Ms. Walker-Lee received an additional fee of $2,500.

(l)
On May 30, 2019, Mr. Yonker retired from the Board pursuant to our Director Retirement Policy. For serving a member of the Compensation Committee until his retirement, Mr. Yonker received an additional fee of $2,500.

(m)
The stock awards represent an aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Upon their re-election to the Board, each of our non-employee directors received an award on May 30, 2019 consisting of 2,211 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of $180,000. In addition, because Mr. Altmeyer and Ms. Lowe elected to receive only $90,000 of the cash retainer for the 12-month period commencing May 30, 2019, in accordance with the directors’ compensation arrangement for 2019, such director received an additional stock award consisting of 1,106 restricted stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of  $90,000; this $90,000 fair value amount is not included in the Stock Awards Column as such $90,000 is included in the Column entitled Fees Earned or Paid in Cash.

As of December 31, 2019, Mr. Laidley held 20,000 outstanding options to acquire shares of our Common Stock. In addition, as of December 31, 2019, our non-employee directors held awards of stock units entitling them to the number of shares of our Common Stock following their respective names: John W. Altmeyer — 22,554 shares; David A. B. Brown — 2,214 shares; Richard F. Hamm, Jr. — 2,214 shares; David H. Laidley — 7,383 shares; Carol P. Lowe — 11,079 shares; M. Kevin McEvoy — 7,948; William P. Reid — 4,569 shares; Steven B. Schwarzwaelder — 2,214 shares; and Robin Walker-Lee — 3,606 shares.
Under the terms of our Director Award Program, as amended, we provide an annual cash retainer to each non-employee director of $180,000 payable quarterly and an annual grant to each such director of a number of stock units immediately following his or her election to the Board at our annual meeting of stockholders determined by dividing $180,000 by the fair market value of a share of our Common Stock on the grant date, which stock units entitle him or her to receive an equal number of our shares of Common Stock on a date which is the first, second, third, fourth or fifth anniversary of the grant date as he or she selects. In the alternative, a director may elect to forego one-half of his or her annual cash retainer and instead receive additional stock units on the same terms as the grant of stock units referred to in the preceding sentence. We believe these equity grants serve to further align our directors’ interests with the interests of our stockholders. In December 2014, we amended the Director Award Program to provide that a director elected to the Board for the first time at other than an annual meeting of stockholders shall receive an award of restricted stock units with a value equal to the cash retainer payable to him or her from the date of his or her election until the next annual meeting of stockholders and not, as had been provided prior to the amendment, a number of restricted stock units with a value equal to the annual cash retainer. For 2019, the Chairman of the Audit Committee received an annual fee of $10,000, the Chairman of the Corporate Governance Committee received an annual fee of $5,000, and the Chairman of the Compensation Committee received an annual fee of $10,000. In addition, each member of the Audit Committee receives an annual fee of $5,000 and each member of the Compensation Committee receives an annual fee of $5,000.
Mr. M. Kevin McEvoy, our Lead Director, is entitled to an annual fee of $40,000 for serving as such.
The Corporate Governance Committee annually reviews compensation and other benefits for the Company’s non-employee directors. In 2020, the committee engaged Mercer to assess the competitiveness of the current compensation package for non-employee directors. Mercer compared the Company’s current program against (i) directors serving at other large public companies (those with roughly $5.5 billion to $10.5 billion in revenues) with experiences and skill sets similar to those of our directors and (ii) directors serving at our Comparator Companies. Mercer concluded that the Company’s current director pay package is competitively positioned in the upper quartile of the market versus both comparator sets and recommended no changes to our current compensation package at this time. The Corporate Governance Committee used the same factors used by the Compensation Committee to determine that there was no conflict of interest in using Mercer for such analysis. Such factors are set forth under “Meetings and Committees of the Board of Directors — Role of Compensation Consultants” commencing on page 13.
As further described below under Proposal No. 4 — Approval of Amended Restated 2010 Incentive Plan, the terms of our Amended and Restated 2010 Incentive Plan will establish, subject to stockholder approval, a limit of $425,000 on the total amount of compensation that could be payable to a non-employee Company director during a calendar year, whether in the form of cash or stock.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to the audited financial statements for the year ended December 31, 2019, included in EMCOR’s annual report on Form 10-K for that year.
We have reviewed and discussed such audited financial statements with management and the Company’s independent auditors, Ernst & Young LLP.
We have discussed with Ernst & Young LLP the matters required to be discussed under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, “Communications with Audit Committees.”
We have received the written disclosures and letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” and have discussed with Ernst & Young LLP that firm’s independence from EMCOR. The Audit Committee has also concluded that the provision to EMCOR by Ernst & Young LLP of audit and non-audit services, as described under the “Fees” table on page 54 under “Ratification of Appointment of Independent Auditors” of Emcor’s Proxy Statement for its Annual Meeting of Stockholders to be held June 11, 2020, is compatible with the independence of Ernst & Young LLP.
Based on the review and discussions referred to above in this report, we recommended to EMCOR’s Board that the audited financial statements be included in EMCOR’s annual report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.
By:
Audit Committee

David A. B. Brown, Chairman
Richard F. Hamm, Jr.
David H. Laidley
Carol P. Lowe

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following Table sets forth as of April 14, 2020 certain information regarding beneficial ownership of our Common Stock by each person or group known by us to be a beneficial owner of more than five percent of the outstanding shares of our Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Owned
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	6,653,900 shares(1)	12.13%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,618,201 shares(2)	10.24%

(1)
Based on a Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission on February 4, 2020. The Schedule 13G/A discloses that BlackRock, Inc. is the beneficial owner of 6,653,900 shares and has sole voting power of 6,522,722 of such shares and sole dispositive power of 6,653,900 of such shares.

(2)
Based on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the Securities and Exchange Commission on February 12, 2020. The Schedule 13G/A discloses that Vanguard is the beneficial owner of 5,618,201 shares and has sole voting power of 101,819 of such shares, sole dispositive power of 5,515,013 of such shares, shared dispositive power of 103,188 of such shares and shared voting power of 8,213 of such shares. It also states that Vanguard Fiduciary Trust Company is the beneficial owner of 94,975 of such shares as a result of it serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd. is the beneficial owner of 15,057 of such shares as a result of it serving as investment manager of Australian investment offerings.

SECURITY OWNERSHIP OF MANAGEMENT
The following Table sets forth as of April 14, 2020, certain information regarding the beneficial ownership of our Common Stock by each of our directors and director nominees (including our Chief Executive Officer), each of our other named executive officers and all our directors and named executive officers as a group. Except as otherwise noted, to our knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his/her name.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent
John W. Altmeyer	27,973(2)	*
David A. B. Brown	22,250(2)	*
Anthony J. Guzzi	360,164(3)(4)	*
Richard F. Hamm, Jr	33,886(2)	*
David H. Laidley	86,657(2)	*
Carol P. Lowe	11,089(2)	*
M. Kevin McEvoy	14,507(2)	*
William P. Reid	34,261(2)	*
Steven B. Schwarzwaelder	13,998(2)	*
Robin Walker-Lee	3,609(2)	*
Mark A. Pompa	138,446(3)	*
R. Kevin Matz	217,269(3)	*
Maxine L. Mauricio	27,529(3)	*
All current directors and named executive officers as a group (13 persons)	991,638	1.8%

*
Represents less than 1%.

(1)
The information contained in the Table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)
Includes for each director the following number of shares issuable in respect of restricted stock units on certain dates as described under “Director Compensation” commencing on page 45: John W. Altmeyer — 22,574 shares; David A. B. Brown — 2,216 shares; Richard F. Hamm, Jr. — 2,216 shares; David H. Laidley — 7,389 shares; Carol P. Lowe — 11,089 shares; M. Kevin McEvoy — 7,955 shares; William P. Reid — 4,573 shares; and Steven B. Schwarzwaelder — 2,216 shares; and Robin Walker-Lee — 3,609 shares.

(3)
Includes in the case of Mr. Guzzi, 90,629 shares; in the case of Mr. Pompa, 77,829 shares; in the case of Mr. Matz, 22,706 shares, and in the case of Ms. Mauricio, 16,268 shares, which shares are to be issued in respect of stock units, provided such holder remains an employee of the Company until specified dates as more fully described in the narrative immediately following the Outstanding Equity Awards at 2019 Fiscal Year-End Table commencing on page 33.

(4)
Excludes 5,790 shares owned by a trust for the benefit of Mr. Guzzi’s children, of which his wife and brother are trustees.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
At our Annual Meeting, nine directors are to be elected by the holders of our Common Stock to serve until our next annual meeting of stockholders or until their successors have been duly elected and qualified. To be elected as a director at the Annual Meeting, each nominee must receive a majority of the votes cast, which means that the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee.
Information concerning the nominees for election at our Annual Meeting is set forth below. Each nominee is presently one of our directors. Mr. Brown is not standing for re-election due to the Director Retirement Policy described on page 7 under “Director Retirement Policy.”
While the Board has no reason to believe that any of those named as a nominee for election to the Board will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy. Each of the nominees has consented to be named in this Proxy Statement as a nominee and to serve if elected.
John W. Altmeyer, Age 60. Mr. Altmeyer served as the President and Chief Executive Officer of Carlisle Construction Materials, a division of Carlisle Companies Incorporated, from 1997 to September 2018. Carlisle Construction Materials is principally engaged in the manufacture and sale of rubber and thermoplastic roofing systems and other products with roofing applications for commercial and residential buildings. He was a member of the Board of Directors of Berkshire Hills Bancorp from 2012 to 2015 and has been a member of the Board of Directors of Tecta America since February 2019. Tecta America is a leading national commercial roofing company in the U.S. Its services include installation, replacement, new construction, repairs, disaster response, portfolio management, and advanced sustainability options. Mr. Altmeyer was elected to our Board on October 23, 2014. Having served as a senior executive in the construction material industry for over 20 years, Mr. Altmeyer has an in-depth knowledge of industries related to the Company’s businesses.
Anthony J. Guzzi, Age 55. Mr. Guzzi was elected to our Board on December 15, 2009 and was elected as Chairman of the Board on June 1, 2018. Mr. Guzzi has been our President since October 2004, when he joined the Company, and since January 3, 2011, our Chief Executive Officer. He served as our Chief Operating Officer from October 2004 until January 3, 2011. From August 2001 until he joined the Company, Mr. Guzzi was President of the North American Distribution and Aftermarket Division of Carrier Corporation, a manufacturer and distributor of commercial and residential HVAC and refrigeration systems and equipment and a provider of aftermarket services and components of its own products and those of other manufacturers in both the HVAC and refrigeration industry. Mr. Guzzi is also Lead Director of Hubbell International, Inc. Mr. Guzzi has an extensive knowledge of our business, having served as our President since 2004 and our Chief Executive Officer since 2011, and the leadership, management and strategic vision that he has provided and continues to provide to the company are invaluable.
Richard F. Hamm, Jr., Age 60. Since July 2011, Mr. Hamm has been the Managing Member of Siesta Properties LLC, a real estate development company. From January 2015 to May 2016, Mr. Hamm served as the Vice President, Chief Financial Officer and General Counsel of Lakewood-Amedex Inc., a drug discovery and development firm. He had been an Executive Vice President of Dendreon Corporation (“Dendreon”), a biotechnology company developing targeted therapies for the treatment of cancer, from December 2010 to June 2011 as well as its General Counsel and Secretary from November 2004 to June 2011. He also served as a Senior Vice President of Dendreon from November 2004 to December 2010. From April 2002 until November 2004, he was Deputy General Counsel and a Vice President of Medtronic, Inc., a medical technology company. From August 2000 to September 2009, Mr. Hamm was a member of the Board of Directors of Axsys Technologies Inc. Mr. Hamm was elected to our Board on June 19, 1998. As a corporate executive, including serving as Chief Financial Officer of Dendreon for a period of time, and a practicing attorney for over 30 years, with a master’s degree in business administration, Mr. Hamm has a broad knowledge of many industries with proven business acumen and a strong background in finance.
David H. Laidley, Age 73. Mr. Laidley is Chairman Emeritus of Deloitte LLP (Canada), a professional services firm providing audit, tax, financial advisory and consulting services, where he was a partner from 1975 until his retirement in 2007 specializing in tax and audit services. He served as Chairman of Deloitte LLP (Canada) from 2000 to 2006. Mr. Laidley has been a director of Input Capital Corp. since 2013, and Chairman of the Board of Trustees of CT Real Estate Investment Trust since 2013, the shares or units of each of which companies are traded on the Toronto Stock Exchange. Mr. Laidley had also been a director of the Bank of Canada from 2007 to 2013, Biovail Corporation from 2008 to 2010, ProSep Inc. from 2008 to 2014, and AIMIA Inc. from 2009 to 2017. Mr. Laidley was elected to our Board on December 15, 2008. With more than 40 years of accounting experience dealing with businesses in many industries, Mr. Laidley’s background provides a strong financial foundation for Board deliberations and a keen knowledge of many industry sectors.
Carol P. Lowe, Age 54. In November 2017, Ms. Lowe joined FLIR Systems, Inc., as Executive Vice President and Chief Financial Officer. FLIR is a world-leading designer, marketer and manufacturer of innovative sensor systems. From June 2012 through October 2017, she served as Senior Vice President and Chief Financial Officer of Sealed Air Corporation, Inc. (“Sealed Air”), a global manufacturing company operating in over 62 countries with a wide portfolio of brands. Prior to joining Sealed Air, Ms. Lowe served Carlisle Companies Incorporated (“Carlisle”) from January 2002 through June 2012 in a variety of executive roles including President of Carlisle Food Service Products, President of Trail King Industries, Inc. and Vice President and Chief Financial Officer of Carlisle. From October of 2007 to December of 2015, Ms. Lowe also served as a member of the Board of Directors of Cytec Industries, Inc., where she was a member of its Audit Committee and the Safety, Health, Environment and Technology Committee. Ms. Lowe was elected to our Board on June 1, 2017. As a CPA and Chief Financial Officer with Fortune 500 public company experience, Ms. Lowe brings to the Board invaluable financial and accounting expertise as well as a strong background in operations management and corporate governance.
M. Kevin McEvoy, Age 69. Prior to his retirement, from 2011 to May 2017, Mr. McEvoy was the Chief Executive Officer of Oceaneering International, Inc. (“Oceaneering”), a global oilfield provider of engineered services and products primarily to the offshore oil and gas industry. Oceaneering also serves the defense, entertainment and aerospace industries, and its shares are traded on the New York Stock Exchange. Mr. McEvoy first joined Oceaneering in 1984 and held various positions at Oceaneering, including the positions of President and Chief Executive Officer from 2011 through 2015, and Executive Vice President and Chief Operating Officer from 2010 through 2011. He has also served on its Board of Directors since 2011. Mr. McEvoy was elected to our Board on June 2, 2016. Our Board elected him to the position of independent Lead Director on June 1, 2018. Mr. McEvoy has a broad knowledge of the engineering, construction, and oil and gas industries in which the Company has extensive interests. He also brings to the Board a wealth of international experience, and having served as the Chief Executive Officer of a publicly traded company, offers the Company valuable perspective and guidance in the areas of finance, governance and other essential disciplines.
William P. Reid, Age 70. Prior to his retirement, Mr. Reid served as the Chief Executive Officer of EMCOR Industrial Services, Inc. and Ohmstede Ltd. (“Ohmstede”). Mr. Reid first joined Ohmstede in 1999 as its President and CEO. Ohmstede was acquired by EMCOR in 2007 and became the platform for EMCOR Industrial Services. Before joining Ohmstede, Mr. Reid spent over 20 years in the oil and gas industry, starting his career with Cameron Iron Works and becoming the President of NL Drilling Services, which provided directional drilling equipment and Measurement While Drilling (MWD) tools to the worldwide oil and gas industry. Mr. Reid was elected to our Board on October 25, 2017. With his extensive knowledge of, and experience in, the oil, gas and petrochemical industries, Mr. Reid offers to the Company invaluable experience and insight with respect to a key business segment.
Steven B. Schwarzwaelder, Age 65. Mr. Schwarzwaelder was a Director at McKinsey & Company (“McKinsey”) and consulted largely with global industrial corporations during his 27 years with the firm from August 1980 through March 2007. As a Director, he also served as an elected member of McKinsey’s Shareholders’ Council from 2000 through 2006, an appointed member of the Managing Directors’ 5-person Advisory Committee and had oversight responsibility for McKinsey’s global functional practices (Strategy, Operations, Corporate Finance, Marketing & Sales, Organization, and Business Technology). Currently, Mr. Schwarzwaelder serves on the Board of Directors of MW Industries, Inc. and also serves as an executive advisor to TeleTracking, a leading provider of operational systems to health care providers. From March, 2011 through June, 2019, Mr. Schwarzwaelder served on the Board of Trustees of Cardinal

Logistics Holdings; from October 2011 through March 2014, he served on the Board of Directors of Dana Corporation; and from November 2011 to June 2016, he served on the Board of Directors of Nexeo Solutions. He was also a Senior Advisor to Centerbridge Capital and TPG from November 2013 through December 2014 and from March 2011 through June 2016, respectively. Mr. Schwarzwaelder was elected to our Board on October 29, 2015. With over 27 years of experience at McKinsey and as a director of both public and private companies, Mr. Schwarzwaelder has a deep and extensive background in corporate governance, strategy, operations, mergers and acquisitions, sales and marketing, and large-scale performance improvement programs.
Robin Walker-Lee, Age 66. Currently retired, Ms. Walker-Lee served as Executive Vice President, General Counsel and Secretary of TRW Automotive Holdings (“TRW”), a large, global automotive supplier, from February 2010 to May 2015. Prior to joining TRW, Ms. Walker-Lee held a number of leadership positions at General Motors, including Assistant General Counsel — Operations from 2008 to 2010, and Regional General Counsel and Vice President of Public Policy for GM Latin America, Africa and the Middle East from 2002 to 2008. Ms. Walker-Lee currently serves on the Board of Directors of Rexnord Corporation, a $2 billion global industrial company. She was elected to our Board on December 13, 2018. Ms. Walker-Lee provides the Company with significant international and operational expertise in the industrial sector where the Company has a significant and expanding presence. She also has extensive compliance and governance experience.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the election of each of the above nominees.

PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The following resolution gives our stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in this Proxy Statement. We are providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended.
As discussed previously in the Compensation Discussion and Analysis Section beginning on page 16, the objectives of our compensation program for our named executive officers are to attract, retain, and motivate key executives with skills necessary to assure our long-term success. Broadly stated, the purpose of the key components of the program that are geared to both our short-term and long-term performance insofar as they relate to named executive officers are:
•
to reward named executive officers’ expertise and experience;

•
to reward named executive officers’ performance in a way that strongly links pay and performance and achieves (1) our short-term goals (an Annual Incentive Program based upon (a) the ratio of our positive operating cash flow to our operating income, and (b) diluted earnings per share from continuing operations) and (2) long-term goals (a Long Term Incentive Plan comprised of an equity grant cliff-vesting after three years, and a cash component based upon a three-year diluted earnings per share measurement period); and

•
to align named executive officers’ compensation with the interests of our stockholders by paying a meaningful portion of incentive awards in equity.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of EMCOR Group, Inc. (“EMCOR”) approve, on an advisory basis, the compensation of EMCOR’s named executive officers, as described in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in EMCOR’s proxy statement for the 2020 Annual Meeting of Stockholders.”
While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or its Compensation Committee. Our Board and its Compensation Committee value the opinions of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. The Board of Directors expects to continue to hold an advisory vote on our named executive officers’ compensation annually, with the next vote to occur at the 2021 Annual Meeting of Stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of our named executive officers.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee, which is comprised entirely of independent directors, has appointed Ernst & Young LLP, certified public accountants, as our independent auditors for 2020, subject to ratification by stockholders, and presents this selection to stockholders for ratification. Ernst & Young LLP has acted as our independent auditors since May 15, 2002. Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
Fees
The aggregate fees for professional services rendered to the Company by Ernst & Young LLP for the years ended December 31, 2019 and 2018 were as follows:
	Fee Amount
Services Provided	2019	2018
Audit Fees(1)	$5,421,000	$5,386,670
Audit Related Fees(2)	130,000	130,000
Tax Fees(3)	74,835	69,650
All Other Fees(4)	42,020	53,600
Total	$5,667,855	$5,639,920

(1)
Fees in connection with the annual audit of the Company’s annual financial statements, including attestation on the Company’s internal control over financial reporting, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and statutory audits.

(2)
Fees rendered for employee benefit plan audits.

(3)
Fees for services related to tax compliance, including consulting services, and the preparation of tax returns and tax planning.

(4)
Fees for consulting services in connection with XBRL services and software subscriptions.

Audit Committee Pre-Approval Procedures
The 2019 and 2018 audit and non-audit services provided by Ernst & Young LLP were approved by the Audit Committee. The non-audit services were also reviewed by the Audit Committee to ensure compatibility with maintaining the auditors’ independence.
The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the types of services to be provided by Ernst & Young LLP and the estimated fees related to those services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with the rules and regulations of the Securities and Exchange Commission. The Chairperson of the Audit Committee may pre-approve permissible services that arise between Audit Committee meetings provided that the decision to pre-approve the services is reported at the next scheduled Audit Committee meeting.
Selection and Retention of the Independent Auditors
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. Each year, the Audit Committee evaluates the performance of our independent auditors (including senior audit engagement team members), negotiates and approves the fees proposed by the independent auditors, and determines whether to reengage the current firm or consider other certified public accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided and the audit team providing such services, capabilities and technical expertise, knowledge of our operations and industry, and the effectiveness of their communications in providing value-added advice, insights and candid feedback on risks, controls and compliance matters. The Audit Committee also considers the impact of changing firms when assessing whether to retain the current independent auditors.

ADOPTION OF PROPOSAL NO. 3
We believe that the best interests of the Company and our stockholders will be served by the approval of Proposal No. 3. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different certified public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditors for 2020.

PROPOSAL NO. 4 — APPROVAL OF AMENDED & RESTATED 2010 INCENTIVE PLAN
Our 2010 Incentive Plan was initially approved by stockholders on June 11, 2010 (the “Effective Date”), following the plan’s adoption by our Board of Directors. In 2015, stockholders approved the material terms of the performance goals under the 2010 Incentive Plan. Under the terms of the 2010 Incentive Plan, no awards may be granted after the tenth anniversary of the Effective Date. As a result, our Board of Directors has adopted an amendment and restatement of the 2010 Incentive Plan that would extend the term of the 2010 Incentive Plan by an additional five (5) years, until June 11, 2025, subject to stockholder approval (the “Amended Plan”). The Amended Plan would also (i) add a limit of $425,000 on the total amount of compensation that could be payable to a non-employee Company director, whether in the form of cash or stock, during a calendar year, (ii) eliminate the ability under the Amended Plan, as of the effective date of the amendment, to grant new stock options or stock appreciation rights to any participant until such time, if any, as the Amended Plan is subsequently amended to provide for the ability to make such grants and (iii) make certain technical changes to language regarding the deductibility of awards under Section 162(m) of the Code that is no longer applicable following the enactment of the Tax Reform Law, in each case subject to stockholder approval.
Our 2010 Incentive Plan has allowed us to attract and retain directors and key employees through the granting of equity and cash-based awards, which motivates these individuals to exert their best efforts on behalf of the Company and its affiliates. Extending the term of the 2010 Incentive Plan by an additional five (5) years by adopting the Amended Plan would allow us to continue to grant awards in furtherance of these objectives. Adding an annual limit on director pay under the Amended Plan is consistent with evolving market practices and strengthens our commitment to responsible plan governance.
This proposal asks stockholders to approve the Amended Plan, which would (i) extend the term of the 2010 Incentive Plan for five (5) additional years, until June 11, 2025, (ii) add a limit of $425,000 on the total amount of compensation payable to a non-employee Company director, whether in the form of cash or stock, during a calendar year, (iii) eliminate the ability under the Amended Plan, as of the effective date of the amendment, to grant new stock options or stock appreciation rights to any participant until such time, if any, as the Amended Plan is subsequently amended to provide for the ability to make such grants and (iv) make certain technical changes to language regarding the deductibility of awards under Section 162(m). Stockholders are not being asked to approve an increase in the number of shares available for grant under the 2010 Incentive Plan.
The complete text of the Amended Plan is attached as Exhibit B to this Proxy Statement. The following description of certain key provisions of the Amended Plan is a summary, does not purport to be complete, and is qualified in its entirety by reference to the provisions of the Amended Plan itself.
Purpose
Our Board of Directors adopted the Amended Plan in order to give us maximum flexibility in granting equity awards to our non-employee directors and equity and cash-based awards to key employees. We believe that the Amended Plan enables us to more effectively recruit and retain directors and key employees and will motivate our directors and key employees to exert their best efforts on behalf of the Company and its affiliates.
Description of the Amended Plan
Administration. The Amended Plan is administered by the Compensation Committee, which may delegate its duties and powers in whole or in part to any subcommittee consisting solely of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor rule thereto). The Compensation Committee may also delegate to a director, including the chief executive officer, the authority to grant awards to non-executive employees under the Amended Plan. The Compensation Committee is authorized to interpret the Amended Plan, to establish, amend and rescind any rules and regulations relating to the Amended Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Amended Plan.

Eligibility. All of our non-employee directors and certain of our and our affiliates’ employees, including executive officers, are eligible to receive awards under the Amended Plan. As of April 14, 2020, approximately 113 employees and 9 non-employee directors were eligible to participate in the Amended Plan. Participation is discretionary and awards are subject to approval by the Compensation Committee.
Shares Subject to the Amended Plan. As of April 14, 2020 the total number of shares of our Common Stock which may be issued in respect of future awards under the Amended Plan was 1,059,103. As of April 14, 2020, the closing price on The New York Stock Exchange of a share of our Common Stock was $62.11.
Stock Options and Stock Appreciation Rights. As of the effective date of the amendment, no new stock options or stock appreciation rights will be granted to any participant under the Amended Plan until such time, if any, as the Amended Plan is subsequently amended to provide for the ability to make such grants. Options previously granted under the Amended Plan shall be vested and exercisable at such times and upon such terms and conditions as were determined by the Compensation Committee, but in no event shall an option be exercisable more than ten years after it was granted. The maximum number of shares of our Common Stock covered by previously granted options during any calendar year to any participant was 200,000.
The exercise price per share of our Common Stock for any previously granted option shall not be less than 100% of the fair market value of a share of our Common Stock on the date the option was granted. To the extent permitted by the Compensation Committee, the exercise price of an option may be paid (a) in cash or its equivalent, (b) in shares of our Common Stock having a fair market value equal to the aggregate exercise price and satisfying such other requirements as may be imposed by the Compensation Committee; provided, that such shares have been held by the participant for no less than six months, (c) partly in cash and partly in shares of our Common Stock, (d) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares of our Common Stock obtained upon the exercise of the option and to deliver promptly to us an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares of our Common Stock being purchased or (e) through a “net exercise” arrangement whereby the Company will reduce the number of shares of our Common Stock that would otherwise be issued to a participant by a number of whole shares of our Common Stock having a fair market value equal to the sum of the aggregate exercise price in respect of the option.
The maximum number of shares of our Common Stock covered by a previously granted stock appreciation right during any calendar year to any participant was 200,000. The exercise price of a stock appreciation right shall not be less than the fair market value of our Common Stock on the date the stock appreciation right was granted; provided, however, that, in the case of a stock appreciation right granted in conjunction with an option, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right previously granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of  (A) the fair market value on the exercise date of one share of our Common Stock over (B) the per share exercise price, times (ii) the number of shares of our Common Stock covered by the stock appreciation right. Each stock appreciation right previously granted in conjunction with an option shall entitle a participant to surrender the option and to receive an amount equal to (i) the excess of  (A) the fair market value on the exercise date of one share of our Common Stock over (B) the per share exercise price, multiplied by (ii) the number of shares of our Common Stock covered by the option which is surrendered. Payment shall be made in shares of our Common Stock or in cash or partly in our Common Stock and partly in cash (with any Common Stock valued at fair market value), as shall be determined by the Compensation Committee. Stock appreciation rights previously granted under the Amended Plan shall be vested and exercisable at such times and upon such other terms and conditions as were determined by the Compensation Committee, provided that a stock appreciation right may not be exercisable more than ten years from the date of grant.
No Repricing. The Amended Plan prohibits the repricing of options or stock appreciation rights.
Restricted Stock, Other Stock-Based Awards, and Cash Awards. The Compensation Committee shall determine the number of shares of restricted stock to grant to a participant, the duration of the period during which, and the conditions, if any, under which the restricted stock may be forfeited to us and the other terms and conditions of restricted stock awards.

The Compensation Committee, in its sole discretion, may grant stock awards, unrestricted stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of our Common Stock and may grant cash awards which are not valued or otherwise based on shares. Other equity awards and cash awards may be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of our Common Stock (or the equivalent cash value of such shares of our Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.
Performance-Based Awards. Certain stock awards (including restricted stock awards), other stock-based awards and cash awards granted under the Amended Plan may be granted subject to the satisfaction of performance goals established by the Compensation Committee (“Performance-Based Awards”). The maximum amount of Performance-Based Awards that may be granted during a calendar year to any participant shall be: (x) with respect to stock awards and other stock-based awards that are denominated or payable in shares, 100,000 shares of our Common Stock, (y) with respect to stock awards and other stock-based awards that are not denominated or payable in shares, $5,000,000, and (z) with respect to cash awards which are not otherwise valued or based on shares, $8,000,000.
Annual Director Limits. Under the Amended Plan, the maximum total amount of compensation that could be payable to a non-employee Company director, whether in the form of cash or stock, during a calendar year is $425,000.
Adjustments Upon Certain Events. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Compensation Committee, in its sole discretion, shall adjust, as and in the manner and to the extent it deems equitable and appropriate, (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Amended Plan or pursuant to outstanding awards, (ii) the maximum number of shares for which awards (including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant, (iii) the exercise price of any previously granted option or stock appreciation right and/or (iv) any other terms of the awards that the Compensation Committee determines to be affected by the event.
Upon the occurrence of a change in control of the Company (as defined in the Amended Plan), the Amended Plan provides that the Compensation Committee may (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award or (B) cancel awards for fair value or (C) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted thereunder as determined by the Compensation Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the change in control, any previously granted options or stock appreciation rights shall be exercisable as to all shares of our Common Stock subject thereto and that upon the occurrence of the change in control, any such options or stock appreciation rights shall terminate.
Amendment and Termination. Our Board may amend, alter or discontinue the Amended Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of our stockholders, if such action would, (i) increase the total number of shares reserved for the purposes of the Amended Plan or increase the maximum number of shares for which awards may be granted to any participant during a calendar year, (ii) materially modify the requirements for participation, (iii) modify the provisions relating to repricing of options or stock appreciation rights, or the exercise prices of options, or (iv) modify provisions relating to the maximum term of stock options and stock appreciation rights that may be settled in shares of our Common Stock, or (b) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the Amended Plan. No awards may be made under the Amended Plan after five (5) years from its date of approval by our stockholders.

Tax Status of Amended Plan Awards
Introduction. The following summary discussion is limited to the U.S. federal income tax treatment of stock options previously awarded under the Amended Plan prior to the effective date of the amendment, is based on present federal tax laws and regulations, and does not purport to be a complete description of the federal or other tax consequences that may also be relevant to stock option awards.
Non-Qualified Options. If the option was a non-qualified option, no income was realized by the optionee at the time of grant of the option, and no deduction was available to us at that time. At the time of exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date of exercise over the exercise price, and a corresponding income tax deduction is available to us. If an option is exercised by delivery to us of shares of our Common Stock, a number of shares received by the optionee equal to the number of shares so delivered will have a tax basis and holding period equal to the shares so delivered and the additional shares received will have a tax basis equal to their then fair market value and a holding period that is measured from the date of exercise. Upon disposition, any additional gain and any loss realized on the disposition will be taxed as a capital gain or loss, long-term or short-term depending on the optionee’s holding period in the shares.
Incentive Stock Options. If the option was an incentive stock option, no income is realized by the optionee for regular tax purposes upon grant of the option or, in general, upon exercise. However, the exercise of an incentive stock option will increase the optionee’s alternative minimum taxable income and in some cases result in liability for the alternative minimum tax. If shares purchased upon the exercise of an incentive stock option are held by the optionee for at least two years from the date of the grant of such option and for at least one year after exercise, gain or loss recognized upon a later sale or exchange of the shares will be taxed as a long-term capital gain or loss. If there is a disposition of the shares before these holding periods are satisfied, then, in general, the optionee will have ordinary income at disposition equal to the excess of the shares’ fair market value at time of exercise over the exercise price (or, in some cases, the excess of the shares’ fair market value at time of disposition over the exercise price), and any additional gain recognized in the disposition will be taxed as a capital gain, long-term or short-term depending on the optionee’s holding period in the shares. Special rules may apply where the exercise price is paid by the delivery to us of previously acquired shares of our Common Stock. With some exceptions, if an incentive stock option is exercised more than three months following termination of employment the tax treatment of the exercise will be the same as that described above for “non-qualified options.” Also, to the extent that incentive stock options granted to an optionee first become exercisable in any calendar year for shares having a grant-date value in excess of $100,000, the excess will be treated as non-qualified options. In general, we will be entitled to claim an income tax deduction only for the regular ordinary income, if any, recognized by an optionee in connection with the exercise of an incentive stock option or in connection with a disposition of shares acquired upon exercise.
Certain Other Tax Matters: As described above, prior to the Tax Reform Law, certain performance-based compensation, including stock options previously granted under the Amended Plan, could qualify for an exemption from the deduction limitation under Section 162(m) of the Code. Effective for taxable years beginning after December 31, 2017, the Tax Reform Law generally repealed the exemption for performance-based compensation. Under Sections 280G and 4999 of the Code, in general, a public corporation may not be able to claim a deduction for, and certain stockholders, officers and highly compensated individuals may be subject to an additional 20% excise tax on, a portion of any payments to such individuals that are contingent or are deemed to be contingent on a change in ownership or effective control of the corporation or a change in the ownership of a substantial portion of its assets.
Future awards under the Amended Plan are subject to the discretion of the Compensation Committee and are therefore undeterminable at this time. The following table shows the awards that were granted to our named executive officers, executive officers as a group, non-executive officers as a group and directors as a group, in each case for the year ended December 31, 2019 under the 2010 Incentive Plan (the predecessor to the Amended Plan):

2010 Incentive Plan
Name and Position	Dollar Value	Number of Units(1)
Anthony J. Guzzi Chairman, President and Chief Executive Officer	$5,881,220(2)	37,430
Mark A. Pompa Executive Vice President, Chief Financial Officer and Treasurer	$2,375,519(3)	13,338
R. Kevin Matz Executive Vice President, Shared Services	$1,681,747(4)	9,364
Maxine L. Mauricio Senior Vice President, General Counsel and Corporate Secretary	$1,245,018(5)	6,570
Executive Group	$11,183,504	66,702
Non-Executive Director Group	$1,799,614(6)	22,111
Non-Executive Officer Employee Group	$7,824,342(7)	79,065

(1)
Excludes dividend equivalent awards issued during 2019 under the 2010 Incentive Plan.

(2)
Includes: (a) estimated payout for 2019 based upon financial objectives under our Annual Incentive Program, at target, of $1,437,500; (b) grant date fair value of restricted stock units awarded in 2019 of $2,221,845, computed in accordance with FASB ASC Topic 718; and (c) estimated payout of a cash award made pursuant to our LTIP, in respect of the measurement period 2019 – 2021, of $2,221,875, at target.

(3)
Includes: (a) estimated payout for 2019 based upon financial objectives under our Annual Incentive Program, at target, of $792,000; (b) grant date fair value of restricted stock units awarded in 2019 of $791,744, computed in accordance with FASB ASC Topic 718; and (c) estimated payout of a cash award made pursuant to our LTIP, in respect of the measurement period 2019 – 2021, of $791,775, at target.

(4)
Includes: (a) estimated payout for 2019 based upon financial objectives under our Annual Incentive Program, at target, of $570,000; (b) grant date fair value of restricted stock units awarded in 2019 of $555,847, computed in accordance with FASB ASC Topic 718; and (c) estimated payout of a cash award made pursuant to our LTIP, in respect of the measurement period 2019 – 2021, of $555,900, at target.

(5)
Includes: (a) estimated payout for 2019 based upon financial objectives under our Annual Incentive Program, at target, of $465,000; (b) grant date fair value of restricted stock units awarded in 2019 of $389,995, computed in accordance with FASB ASC Topic 718; and (c) estimated payout of a cash award made pursuant to our LTIP, in respect of the measurement period 2019 – 2021, of $390,023, at target.

(6)
Represents grant date fair value of restricted stock units awarded in 2019 of $1,799,614, computed in accordance with FASB ASC Topic 718.

(7)
Includes: (a) grant date fair value of restricted stock units awarded in 2019 of $5,016,870, computed in accordance with FASB ASC Topic 718; and (b) estimated payout of a cash award made pursuant to our LTIP, in respect of the measurement period 2019-2021, of $2,807,472, at target.

Securities Authorized for Issuance Under Equity Compensation Plans.   The following table summarizes, as of April 14, 2020, certain information regarding equity compensation plans that were approved by stockholders and equity compensation plans that were not approved by stockholders. The information in the table and in the notesthereto has been adjusted for stock splits.
Equity Compensation Plan Information
	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders	491,776	—	1,059,103
Equity Compensation Plans Not Approved by Security Holders	—		—
Total	491,776	—	1,059,103

ADOPTION OF PROPOSAL NO. 4
We believe that the Company’s best interests will be served by approval of the Amended Plan that would extend the term of the 2010 Incentive Plan for five (5) additional years, until June 11, 2025, as such approval will enable the Company to continue to grant equity and cash-based awards under the Amended Plan in order to attract and retain directors and key employees.
Approval of Proposal No. 4 requires the affirmative vote of a majority of shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” approval of the Amended Plan, which would extend the term of the 2010 Incentive Plan for five (5) additional years, until June 11, 2025.

PROPOSAL NO. 5 — RIGHT TO ACT BY WRITTEN CONSENT
The Company is not responsible for the content of this stockholder proposal or its supporting statement.
Mr. John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA, 90278 who represents that he owns no less than 100 shares of our Common Stock, has notified the Company that he will present the following proposal at the 2020 Annual Meeting:
Proposal 5 — Shareholder Right to Act by Written Consent
Shareholders request that our board of directors take the steps necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to give shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any appropriate topic for written consent.
Hundreds of major companies enable shareholder action by written consent. This proposal topic won majority shareholder support at 13 large companies in a single year. This included 67%-support at both Allstate and Sprint. This proposal topic also won 63%-support at Cigna Corp. (CI) in 2019. This proposal topic would have received higher votes than 63% to 67% at these companies if more shareholders had access to independent proxy voting advice.
Taking action by written consent is a means shareholders can use to raise important matters outside the normal annual meeting cycle like the election of a new director.
Plus our higher 25%-threshold for shareholders to call a special meeting has bureaucratic pitfalls that trigger minor shareholder errors that could mean that 50% of shares would need to ask for a special meeting in order to be sure of obtaining the threshold of 25% of requests without errors. One can be sure that management will have an eagle eye to spot any errors.
The right for shareholders to act by written consent is gaining acceptance as a more important right than the right to call a special meeting. The directors at Intel apparently thought they could divert shareholder attention away from written consent by making it less difficult for shareholders to call a special meeting. However Intel shareholders responded with greater support for written consent in 2019 compared to 2018.
After a 45%-vote (less than a majority vote) for a written consent shareholder proposal The Bank of New York Mellon Corporation (BK) said it adopted written consent in 2019.
This proposal is of increased importance because this topic won more than 44%-support at the 2017 and 2019 EMCOR annual meetings. This 44%-support means that it received more than 50%-support from the shareholders who had access to independent proxy voting recommendations.
EMCOR apparently has an echo chamber form of shareholder outreach. The 2019 proxy had the gall to say that shareholders were not interested in written consent. How can EMCOR explain 44%-votes for written consent especially when a large number of shareholders did not even have access to independent proxy voting advice? EMCOR is wasting shareholder money on its echo chamber shareholder outreach. The flawed EMCOR shareholder outreach apparently gives shareholders biased information and then asks their opinion.
Please vote yes:
Shareholder Right to Act by Written Consent — Proposal 5

COMPANY STATEMENT IN OPPOSITION
The Board of Directors recommends that stockholders vote “AGAINST” Proposal No. 5 (this “Proposal”) for the following reasons:
Proposal No. 5 may have the effect of depriving some stockholders of the right to be consulted on key matters impacting their investment.
Our governing documents require that actions on which stockholders will be asked to vote be considered at a meeting of stockholders. This requirement ensures that all stockholders receive advance notice of a proposed action and have an opportunity to be heard, enabling meaningful discourse to occur and all points of view to be considered before important decisions are made affecting the Company. In contrast, this Proposal would allow holders of a bare majority of shares to approve critical actions on their own, without notice to other stockholders or to the Company and without an opportunity for discussion at a stockholder meeting. This Proposal, if adopted, could therefore disenfranchise many stockholders and may deprive them of these rights, while enabling a small group of stockholders (including special interest investors and those who accumulate a short-term voting position through the borrowing of shares), with no fiduciary duties to the other stockholders, to approve their own proposed actions. Such actions may not be in the best interest of all stockholders.
The Board believes that all stockholders should have the right and opportunity to deliberate regarding important issues in an open and transparent manner, with sufficient time for stockholders to receive and consider accurate and complete information about a proposed action and to consider arguments from other stockholders and from management. The Board also notes with concern the potential for significant confusion and disruption that may result from permitting stockholder action by written consent, due to the possibility of multiple — and even conflicting — written consents being solicited by multiple stockholder groups. Responding to such proposals has the potential to impose significant administrative and financial burdens on the Company.
The stockholder who submitted this Proposal cited the example of three companies in different industries and with different market capitalizations and stockholder populations but provided no evidence as to why their example should influence the Company’s governance policies. Because of the deficiencies and potential adverse consequences identified above with the proposal, in light of the Company’s existing policies and ownership concentration, the Board believes that the written consent process is not an appropriate governance model for our Company.
Our current policies, including the right of stockholders to call special meetings, already ensure Board accountability.
The Board also believes that this Proposal is unnecessary because of our existing policies and procedures, built on sound principles of corporate governance, transparency, collaboration and, above all, the best interests of our stockholders. Our By-Laws empower stockholders holding 25% of our outstanding shares to call a special meeting of the stockholders and do not impose any material restrictions on this stockholder right. This right to call special meetings allows stockholders to propose actions without waiting for our next Annual Meeting, while still affording all stockholders the right to receive advance notice of proposals on which they are entitled to vote and to participate in, and discuss the merits of, a proposed action. A special meeting also allows the Board to make a considered recommendation about the action. As a result, stockholder ability to call a special meeting is better suited to a culture of transparency and good corporate governance, and makes the proposed written consent procedure unnecessary.
While the stockholder that submitted this Proposal cites the 25% threshold to call a special meeting of the stockholders as a negative, this threshold carefully balances stockholder empowerment and protection and demonstrates our commitment to high standards of corporate governance. Among Russell 3000 companies, almost 75% either require a threshold of 25% or higher to call a special meeting or do not provide stockholders any right to call special meetings. Indeed, at our 2018 Annual Meeting of Stockholders, more than 60% of our stockholders voting “FOR” or “AGAINST” rejected, as the Board recommended, a stockholder proposal to lower this threshold to 10%. The Board believes that, given the stock ownership concentration of our outstanding Common Stock (two of our stockholders currently hold in excess of 10% of our outstanding Common Stock), 25% is the preferable threshold.

The stockholder who submitted this Proposal cites the importance of stockholders’ ability to make changes to the Board of Directors, but the Board believes that our existing policies provide for meaningful and effective Board accountability and give stockholders fair and frequent input on Board composition. We note in particular the following:
•
Proxy Access — In addition to the existing right of stockholders to call a special meeting as described above, the “proxy access” provision in our By-Laws permits a stockholder (or a group of up to 25 stockholders) owning just three percent (3%) or more of the Company’s outstanding Common Stock continuously for at least three years to nominate director candidates and include such nominations in the Company’s proxy materials.

•
Annually elected Board — All members of the Board are elected on an annual basis.

•
Majority voting in director elections — The Company’s governing documents provide for majority voting in uncontested director elections.

•
Amendments to By-Laws — Stockholders of the Company have the ability to amend the Company’s By-Laws by majority vote.

•
No stockholder rights plan — The Company does not have a stockholder rights plan, or so-called “poison pill.”

This is the second consecutive Annual Meeting, and third in the past four years, at which Mr. Chevedden has submitted this proposal. As a majority of the Company’s stockholders have rejected this proposal in prior years, his arguments to support it have shifted. He previously argued that the ability of stockholders to take action by written consent would improve the committee assignment process of our Board of Directors, though committee assignments are determined by the Board and not by stockholder action. He also previously stressed that such rights are needed to address long director tenure but makes no such argument this year, perhaps in light of the fact that since 2013 seven of our directors have retired, six of whom retired under our Director Retirement Policy discussed on page 7 under “Corporate Governance.” Our underlying firm belief remains consistent that our existing governance policies serve the best interests of the stockholders.
Our stockholders, and those of other companies, generally do not support these changes.
When this same proposal was put to a vote of our stockholders at both our 2017 and 2019 Annual Meetings of Stockholders, a majority of voting stockholders rejected stockholder action by written consent. Following these recent proposals and last year’s vote, we reached out to 30 of our top stockholders holding approximately 61% of our outstanding Common Stock in order to discuss their thoughts on this Proposal. The stockholders we spoke to were generally not supportive of this Proposal and the right to act by written consent. They also noted their support of our corporate governance policies.
The supportive feedback we have received continues to be consistent with market trends. Currently, almost 75% of Russell 3000 companies do not provide stockholders the ability to act by written consent or require a threshold of 25% or higher to call a special meeting. Of the Russell 3000, the percentage of companies that do provide this right has ticked down since last year’s Annual Meeting to just 18.7%. Of our 16 Comparator Companies, only 3 provide stockholders the ability to act by written consent. In recent years, stockholders have broadly rejected similar proposals. From 2017 to 2019, the stockholders of 90 Russell 3000 companies voted on similar proposals regarding action by written stockholder consent and almost 85% of these were rejected.
In summary, the Board believes in governance practices and policies that are in the best interests of the Company and its stockholders. This Proposal does not serve such interests. Therefore, the Board strongly believes that our stockholders should vote against this Proposal.
THE BOARD RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL REGARDING ACTION BY
WRITTEN CONSENT.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors urges you to vote “AGAINST” Proposal No. 5.

OTHER MATTERS
Stockholder Proposals. Stockholders’ proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by us at our headquarters in Norwalk, Connecticut on or before December 29, 2020 in order to be eligible for inclusion in next year’s proxy statement.
Our By-Laws set forth advance notice provisions and procedures to be followed by stockholders who wish to bring business before an annual meeting of stockholders or who wish to nominate candidates for election to the Board.
A stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such stockholder’s intent is given to our Corporate Secretary:
•
not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

•
if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

Each such notice must set forth certain background and other information specified in the By-Laws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.
A stockholder may nominate candidates for election to the Board at an annual meeting only if written notice of such stockholder’s intent to make such nomination is given to our Corporate Secretary:
•
not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

•
if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

Each such notice must set forth certain background and other information specified in our By-Laws.
Our 2020 Annual Meeting of Stockholders is to be held on June 11, 2020 and, accordingly, with respect to our 2021 Annual Meeting of Stockholders, such notices must be received no earlier than March 13, 2021 or later than April 12, 2021.
The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended, relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a proposal included in our proxy statement.
Our proxy access by-law permits a stockholder (or a group of up to 25 stockholders) owning 3% or more of the Company’s outstanding Common Stock continuously for at least three years to nominate and include in the Company’s proxy statement director candidates to our Board, provided that the number of director candidates so nominated may not exceed 25% of the number of directors then serving on the Board and if such amount is not a whole number the limit on the number of directors so nominated shall be the closest whole number below 25%, but not less than two. Such nominations are subject to certain eligibility, procedural, and disclosure requirements, including the requirement that the Company must receive notice of such nominations no earlier than 150 calendar days and no later than 120 calendar days prior to the anniversary date of the release of the prior year’s annual proxy materials.
For the 2021 Annual Meeting of Stockholders, notice of a proxy access nomination must be received at the address provided below no earlier than November 29, 2020 and no later than December 29, 2020.

OTHER INFORMATION
We will bear the cost of soliciting proxies, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and including the cost of hosting the virtual meeting. We expect to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by some of our officers and regular employees. We have retained D.F. King & Co., Inc. for solicitation of all brokers and nominees for a fee of $12,500, plus customary out-of-pocket expenses. We may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.
The Board is aware of no other matters that are to be presented to stockholders for formal action at our Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.
Upon the written request of any stockholder of record on April 14, 2020, a copy of our annual report on Form 10-K for the year ended December 31, 2019 (excluding exhibits) as filed with the Securities and Exchange Commission will be supplied without charge. Requests should be directed to Maxine L. Mauricio, Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851.
BY ORDER OF THE BOARD OF DIRECTORS
MAXINE L. MAURICIO
Corporate Secretary
April 28, 2020

Exhibit A
EMCOR GROUP, INC.
STANDARDS FOR DETERMINING DIRECTOR INDEPENDENCE
It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an entity that has a relationship with the Company). This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s stockholders. In making this determination, the Board shall apply the following standards:
•
A Director who is an employee, or whose immediate family member is an executive officer, of the Company shall not be deemed independent until three years after the end of such employment relationship.

•
A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), shall not be deemed independent until three years after he or she ceases to receive more than $100,000 in such compensation.

•
A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company shall not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

•
A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s current executive officers serve on that company’s compensation committee shall not be deemed independent until three years after the end of such service or the employment relationship.

•
A Director who is a significant equity holder, an executive officer, general partner, or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of any entity that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year of such entity, exceeds 2% of such other entity’s consolidated gross revenues, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of an entity to which the Company was indebted at the end of the Company’s fiscal year in an aggregate amount in excess of 2% of the Company’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or partner, of an entity which was indebted to the Company at the end of such entity’s fiscal year in an aggregate amount in excess of 2% of such entity’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is, or whose immediate family member is, an executive officer (or who serves in a comparable position) of a tax-exempt entity that receives significant contributions (i.e. more than $200,000 or more than 2% of the annual contributions received by the entity in a single fiscal year of the tax-exempt entity, whichever amount is lower) from the Company, any executive officer or any immediate family member of an executive officer shall not be deemed independent until three years after falling below such threshold, unless such contributions were approved in advance by the Board of Directors.

For purposes of these Guidelines, the term:
•
“immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

•
“Company” includes any parent or subsidiary in a consolidated group with the Company.

•
“significant” equity holder of an entity means a holder of 10% or more of such entity’s equity.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company to enable the Board to evaluate the Director’s independence.
Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family, and, on the other hand, the Company.

Exhibit B
AMENDED & RESTATED 2010 INCENTIVE PLAN
1. Purpose of the Plan
The purpose of the Plan is to aid the Company in recruiting and retaining directors and to aid the Company and its Affiliates in recruiting key employees and to motivate such directors and key employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such directors and employees will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2. Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
(a)
“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)
“Affiliate” means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect interest of at least forty percent (40%).

(c)
“Award” means an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Change in Control” means the occurrence of any of the following events:

(i)
any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company’s then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

(ii)
any merger or other business combination involving the Company, sale of substantially all of the Company’s assets or combination of the foregoing transactions (the “Transactions”) other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of  (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company’s assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

(iii)
within any 24 month period, the persons who were directors immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).

(f)
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(g)
“Committee” means the Compensation and Personnel Committee of the Board.

(h)
“Company” means EMCOR Group, Inc., a Delaware corporation.

(i)
“Effective Date” means the date the adoption of the Plan by the Board is approved by the Company’s stockholders.

(j)
“Exercise Price” means the purchase price per Share under the terms of an Option as determined pursuant to Section 6(a).

(k)
“Fair Market Value” means, on a given date, (i) if there should be a public market for the Shares on such date, the closing prices of the Shares on The New York Stock Exchange or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on The New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

(l)
“ISO” means an Option that is also an incentive stock option granted pursuant to Section 6(d).

(m)
“Option” means a stock option granted pursuant to Section 6.

(n)
“Other Stock-Based Awards” means awards in respect of Shares granted pursuant to Section 9.

(o)
“Participant” means a director of the Company or an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

(p)
“Performance-Based Awards” means certain Other Stock-Based Awards granted pursuant to Section 9(b).

(q)
“Plan” means the Amended & Restated 2010 Incentive Plan, as amended from time to time.

(r)
“Restricted Stock” means any Share granted under Section 8.

(s)
“Shares” means shares of common stock of the Company, $.01 par value per share.

(t)
“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 7.

(u)
“Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

3. Shares Subject to the Plan
The total number of Shares which may be issued under the Plan is 3,250,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan as applicable. Stock Appreciation Rights to be settled in Shares shall also reduce the total number of Shares available under the Plan regardless of the actual number of Shares issued upon settlement of the Stock Appreciation Rights. Shares which are subject to Awards which terminate or lapse without the payment of cash consideration or Shares may be granted again under the Plan.
4. Administration
(a)
The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto). The Committee may also delegate to a director of the Company, who may be the Chief Executive Officer of the Company, the right to approve and grant Awards under the Plan, subject to such conditions and limitations as the Committee may prescribe, except that the Committee may not delegate the power to designate, and make grants of Awards, including decisions on timing, amount and pricing of Awards, to a Participant (i) who is subject to Section 16 of the Act or any successor statute or (ii) whose compensation is covered by Section 162(m) of the Code.
(b)
Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

(c)
The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5. Limitations
(a)
No Award may be granted under the Plan after the fifth anniversary of the Effective Date, but Awards granted prior to such fifth anniversary may extend beyond that date.

(b)
No Option or Stock Appreciation Right, once granted hereunder, may be repriced.

(c)
The total value of all compensation granted or paid to any member of the Board, who is not also a Company employee, with respect to any calendar year, including Awards granted under the Plan and cash fees or other compensation paid by the Company to such director outside of the Plan, for his or her services as a director of the Company during such calendar year shall not exceed $425,000 in the aggregate, calculating the value of any Awards based on the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topics 505 and 718, as applicable, or any successor provision, assuming a maximum payout. For the avoidance of doubt, the limits described in this Section 5(c) shall not apply to any compensation paid by the Company or any of its Affiliates to any director for services performed or to be performed for the Company or any of its Affiliates as an employee, consultant or in any capacity other than as a member of the Board.

6. Terms and Conditions of Options
The maximum number of Shares covered by Options that may be awarded during any calendar year to any Participant shall be 200,000. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided that, from and after the Effective Date, no Options shall be granted under the Plan to any Participant until such time, if any, as the Plan is amended pursuant to Section 14 to provide for the ability to make such grants:

(a)
Exercise Price.   The Exercise Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

(b)
Exercisability.   Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)
Exercise of Options.   Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, at the election of the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan. In addition, a Participant, at his or her discretion, may also satisfy the exercise price of an Option by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares that would otherwise be issued upon exercise of such Option by a number of whole Shares having a Fair Market Value equal to the sum of the aggregate exercise price of such Option, and such Fair Market Value of a Share shall be the closing price of a Share on the date any such Option is exercised (or if the Shares are not traded on such date, the most recent date on which such Shares were traded).

(d)
ISOs.   The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Exercise Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be ISOs, unless the applicable Award agreement expressly states that the Option is intended to be a nonqualified stock option. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)
Attestation.   Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. Terms and Conditions of Stock Appreciation Rights
(a)
Grants.   Subject to the last sentence of this Section 7(a), the Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement). The maximum number of Shares covered by Stock Appreciation Rights that may be awarded during any calendar year to any Participant shall be 200,000. Notwithstanding anything to the contrary in this Section 7(a), from and after the Effective Date, no Stock Appreciation Right shall be granted under the Plan to any Participant until such time, if any, as the Plan is amended pursuant to Section 14 to provide for the ability to make such grants.

(b)
Terms.   The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that, notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Exercise Price of the related Option. Stock Appreciation rights that may be settled, in whole or in part, in Shares may not be exerciseable more than ten years from the date of grant. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of  (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of  (x) the Fair Market Value on the exercise date of one Share over (y) the Exercise Price per Share, times (II) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)
Limitations.   The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit provided that a Stock Appreciation Right may not be exercisable more than ten years from the date of grant.

8. Restricted Stock
(a)
Grant.   Subject to the provisions of the Plan, the Committee shall determine the number of

Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.
(b)
Transfer Restrictions.   Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

(c)
Dividends.   Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

(d)
Performance-Based Grants.   Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this Section 8 may, at the discretion of the Committee, be granted subject to the satisfaction of performance goals established by the Committee. The Committee shall determine in its discretion whether the applicable performance goals have been met with respect to a given Participant.

9. Other Stock-Based Awards
(a)
Generally.   The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares and may make awards of cash which are not in respect of Shares (“Cash Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) and Cash Awards upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards and Cash Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the amount of any Cash Award and/or number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Cash Awards and Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b)
Performance-Based Awards.   Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 and performance-based grants of Shares of Restricted Stock and Cash Awards may, at the discretion of the Committee, be granted subject to the satisfaction of performance goals established by the Committee(“Performance-Based Awards”). The Committee shall determine whether the applicable performance goals have been met with respect to a given Participant and the amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance-Based Award. Notwithstanding the foregoing, the maximum amount of Performance-Based Awards that may be granted during a calendar year to any Participant shall be (x) with respect to Other Stock-Based Awards and Awards of Shares of Restricted Stock, that are denominated or payable in shares, 100,000 shares, (y) with respect to Other Stock-Based Awards that are not denominated or payable in shares, $5,000,000 and (z) with respect to Cash Awards, $5,000,000; provided, however, with respect to Cash Awards for performance periods commencing after June 11, 2015, $8,000,000.
10. Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)
Generally.   In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, as and in the manner and to the extent it deems to be equitable or appropriate, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Exercise Price or exercise price of any Stock Appreciation Right and/or (iv) any other terms of the Awards that the Committee determines to be affected by the event.

(b)
Change in Control.   In the event of a Change in Control after the Effective Date, the Committee may, but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights or (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iv) provide that for a period of at least 30 days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

11. No Right to Employment or Awards
The granting of an Award under the Plan shall (a) impose no obligation on the Company or any Affiliate to continue the employment of a Participant who is an employee and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant nor to continue a Participant who is a director as a director, or who hereafter becomes a director, and shall not lessen or affect the Company’s right to remove such director nor (b) confer on any director, or on any person who hereafter becomes a director, any right to continue to serve as a director. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
12. Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

13. Nontransferability of Awards
Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
14. Amendments or Termination
The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of stockholders of the Company, to the extent such action would (except as is provided in Section 10 of the Plan) require stockholder approval under applicable law (including the Code) or stock exchange requirements, as determined by the Committee, or (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
15. International Participants
With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.
16. Choice of Law
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.
17. Effectiveness of the Plan
The Plan shall be effective as of the Effective Date.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EME2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D10324-P35569 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EMCOR GROUP, INC.

The Board of Directors recommends you vote FOR each director nominee:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. John W. Altmeyer	☐	☐	☐
1b. Anthony J. Guzzi	☐	☐	☐
1c. Richard F. Hamm, Jr.	☐	☐	☐
1d. David H. Laidley	☐	☐	☐
1e. Carol P. Lowe	☐	☐	☐
1f. M. Kevin McEvoy	☐	☐	☐
1g. William P. Reid	☐	☐	☐
1h. Steven B. Schwarzwaelder	☐	☐	☐
1i. Robin Walker-Lee	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:	For	Against	Abstain
2. Approval, by non-binding advisory vote, of named executive compensation.	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2020.	☐	☐	☐
4. Approval of the Amended and Restated 2010 Incentive Plan.	☐	☐	☐
Stockholder Proposal – The Board of Directors recommends you vote AGAINST Proposal 5:			
5. Stockholder proposal regarding written consent.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D10325-P35569

EMCOR GROUP, INC.
Annual Meeting of Stockholders to be held on June 11, 2020
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Anthony J. Guzzi, Maxine L. Mauricio, and Mark A. Pompa, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of EMCOR Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on June 11, 2020 in the Board Room, 301 Merritt Seven, 6th Floor, Norwalk, Connecticut and simultaneously live via the Internet at www.virtualshareholdermeeting.com/EME2020, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSAL 5, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side